UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM N-CSR
CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES
Investment Company Act file number 811-21903
Nuveen Global Value Opportunities Fund

(Exact name of registrant as specified in charter)
Nuveen Investments
333 West Wacker Drive
Chicago, IL 60606

(Address of principal executive offices) (Zip code)
Kevin J. McCarthy
Nuveen Investments
333 West Wacker Drive
Chicago, IL 60606

(Name and address of agent for service)
Registrant’s telephone number, including area code: (312) 917-7700
Date of fiscal year end: December 31
Date of reporting period: December 31, 2010
Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.
A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget (“OMB”) control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. ss. 3507.

ITEM 1. REPORTS TO SHAREHOLDERS

Closed-End Funds

Nuveen Investments Closed-End Funds Potential for a High Level of Total Return from a Diversified Global Portfolio Primarily Invested in Equity and Debt Securities

Annual Report December 31, 2010

Nuveen Global Value Opportunities Fund JGV

INVESTMENT ADVISER NAME CHANGE

Effective January 1, 2011, Nuveen Asset Management, the Fund’s investment adviser, changed its name to Nuveen Fund Advisors, Inc. (“Nuveen Fund Advisors”). Concurrently, Nuveen Fund Advisors formed a wholly-owned subsidiary, Nuveen Asset Management, LLC, to house its portfolio management capabilities.

NUVEEN INVESTMENTS COMPLETES STRATEGIC COMBINATION WITH FAF ADVISORS

On December 31, 2010, Nuveen Investments completed the strategic combination between Nuveen Asset Management, LLC, the largest investment affiliate of Nuveen Investments, and FAF Advisors. As part of this transaction, U.S. Bancorp—the parent of FAF Advisors—received cash consideration and a 9.5% stake in Nuveen Investments in exchange for the long term investment business of FAF Advisors, including investment-management responsibilities for the non-money market mutual funds of the First American Funds family.

The approximately $27 billion of mutual fund and institutional assets managed by FAF Advisors, along with the investment professionals managing these assets and other key personnel, have become part of Nuveen Asset Management, LLC. With these additions to Nuveen Asset Management, LLC, this affiliate now manages more than $100 billion of assets across a broad range of strategies from municipal and taxable fixed income to traditional and specialized equity investments.

This combination does not affect the investment objectives or strategies of this Fund. Over time, Nuveen Investments expects that the combination will provide even more ways to meet the needs of investors who work with financial advisors and consultants by enhancing the multi-boutique model of Nuveen Investments, which also includes highly respected investment teams at HydePark, NWQ Investment Management, Santa Barbara Asset Management, Symphony Asset Management, Tradewinds Global Investors and Winslow Capital. Nuveen Investments managed approximately $195 billion of assets as of December 31, 2010.

Table of Contents

Chairman’s Letter to Shareholders	4

Portfolio Managers’ Comments	5

Distribution and Share Price Information	9

Performance Overview	11

Report of Independent Registered Public Accounting Firm	12

Portfolio of Investments	13

Statement of Assets & Liabilities	20

Statement of Operations	21

Statement of Changes in Net Assets	22

Financial Highlights	23

Notes to Financial Statements	26

Board Members & Officers	34

Annual Investment Management Agreement Approval Process	40

Reinvest Automatically Easily and conveniently	45

Glossary of Terms Used in this Report	47

Other Useful Information	51

Chairman’s
Letter to Shareholders

Dear Shareholders,

The global economy recorded another year of recovery from the financial and economic crises of 2008, but many of the factors that caused the crises still weigh on the prospects for continued recovery. In the U.S., ongoing weakness in housing values is putting pressure on homeowners and mortgage lenders. Similarly, the strong earnings recovery for corporations and banks has not been translated into increased hiring or more active lending. In addition, media and analyst reports on the fiscal conditions of various state and local entities have raised concerns with some investors. Globally, deleveraging by private and public borrowers is inhibiting economic growth and this process is far from complete.

Encouragingly, a variety of constructive actions are being taken by governments around the world to stimulate further recovery. In the U.S., the recent passage of a stimulatory tax bill relieves some of the pressure on the Federal Reserve System to promote economic expansion through quantitative easing and offers the promise of faster economic growth. A number of European governments are undertaking programs that could significantly reduce their budget deficits. Governments across the emerging markets are implementing various steps to deal with global capital flows without undermining international trade and investment.

The success of these government actions could have an important impact on whether 2011 brings further economic recovery and financial market progress. One risk associated with the extraordinary efforts to strengthen U.S. economic growth is that the debt of the U.S. government will continue to grow to unprecedented levels. Another risk is that over time there could be upward pressures on asset values in the U.S. and abroad, because what happens in the U.S. impacts the rest of the world economy. We must hope that the progress made on the fiscal front in 2010 will continue into 2011. In this environment, your Nuveen investment team continues to seek sustainable investment opportunities and to remain alert to potential risks in a recovery still facing many headwinds. On your behalf, we monitor their activities to assure they maintain their investment disciplines.

As you will note elsewhere in this report, on January 1, 2011, Nuveen Investments completed the acquisition of FAF Advisors, Inc., the manager of the First American Funds. The acquisition adds highly respected and distinct investment teams to meet the needs of investors and their advisors and is designed to benefit all fund shareholders by creating a fund organization with the potential for further economies of scale and the ability to draw from even greater talent and expertise to meet these investor needs.

As always, I encourage you to contact your financial consultant if you have any questions about your investment in a Nuveen fund. On behalf of the other members of your Fund Board, we look forward to continuing to earn your trust in the months and years ahead.

Sincerely,
Robert P. Bremner
Chairman of the Board and Lead Independent Director
February 22, 2011

4	Nuveen Investments

Portfolio Managers’ Comments

Nuveen Global Value Opportunities Fund (JGV)

The Fund’s investment portfolio is managed by Tradewinds Global Investors, LLC, a subsidiary of Nuveen Investments. David Iben, Emily Alejos and Michael Hart manage the Fund. Dave is Chief Investment Officer, Managing Director and Portfolio Manager at Tradewinds, and has over 25 years of investment management experience. Emily Alejos, CFA, Managing Director and Portfolio Manager, has been a portfolio manager and senior consumer sector analyst at Tradewinds since 2007. Michael Hart, CFA, Senior Vice President and Portfolio Manager, has been a global securities analyst at Tradewinds since 2007 and a portfolio manager since 2008.

Here Dave, Emily and Michael speak about general economic and market conditions, their management strategy and performance of the Fund for the twelve-month period ending December 31, 2010.

What were the general market conditions during the twelve-month reporting period ending December 31, 2010?

Certain statements in this report are forward-looking statements. Discussions of specific investments are for illustration only and are not intended as recommendations of individual investments. The forward-looking statements and other views expressed herein are those of the portfolio managers as of the date of this report. Actual future results or occurrences may differ significantly from those anticipated in any forward-looking statements and the views expressed herein are subject to change at any time, due to numerous market and other factors. The Fund disclaims any obligation to update publicly or revise any forward-looking statements or views expressed herein.

Any reference to credit ratings for portfolio holdings denotes the highest rating assigned by a Nationally Recognized Statistical Rating Organization (NRSRO) such as Standard & Poor’s, Moody’s or Fitch. AAA, AA, A and BBB ratings are investment grade; BB, B, CCC, CC, C and D ratings are below investment grade. Holdings and ratings may change over time.

During this reporting period, the U.S. economy remained under considerable stress, and both the Federal Reserve and the federal government continued their efforts to improve the overall economic environment. For its part, the Fed held the benchmark fed funds rate in a target range of zero to 0.25% after cutting it to this record low level in December 2008. At its September 2010 meeting, the central bank renewed its commitment to keep the fed funds rate at “exceptionally low levels” for an “extended period.” The Fed also stated that it was “prepared to take further policy actions as needed” to support economic recovery. The federal government continued to focus on implementing the economic stimulus package passed early in 2009 that was intended to provide job creation, tax relief, fiscal assistance to state and local governments, and expand unemployment benefits and other federal social welfare programs. Cognizant of the fragility of the financial system, in the fall of 2010 the Federal Reserve announced a second round of quantitative easing designed to help stimulate increased economic growth.

Nearly all recent U.S. indicators of production, spending, and labor market activity have pointed toward an acceleration in economic growth. At the same time, inflation remained relatively tame, as the Consumer Price Index rose just 1.5% year-over-year as of December 31, 2010. However, unemployment remained at historically high levels. As of December 2010, the national unemployment rate was 9.4%. In addition, the housing market continued to show signs of weakness with the average home price in the Standard & Poor’s/Case-Shiller Index of 20 large metro areas falling 1.6% over the twelve

Nuveen Investments	5

months ended November 2010 (the latest available figures at the time this report was prepared).

Global equity markets continued their upward trajectory through the end of 2010. In U.S. dollar terms, equity markets in the larger developed economies, namely Japan and the U.S., were the best performers, while the major European equity markets posted negative returns. The U.S. currency rallied against the euro and the British pound as concerns over sovereign debt defaults in Europe increased. Emerging market equity returns lagged their developed market brethren. In the second quarter of 2010, risk aversion returned with a vengeance as investors fled to the perceived safety of debt. The major market indices suffered their worst declines since early 2009 and volatility, as measured by the VIX Index (the Chicago Board Options Exchange Volatility Index), rose. Hard commodity prices also declined, led by copper, oil and zinc, on the perception that global domestic growth would slow and that supplies were adequate. On the other hand, precious metals gained favor among investors as a haven from volatility and a hedge against anticipated inflationary pressures emerging from loose monetary and fiscal policies. Global equity markets rebounded strongly in the third quarter with the (as described on page six) posting one of its best returns for the past decade. While there was evidence of improving economic fundamentals and higher than expected earnings results, there were continued concerns over government debt, currency devaluations, and questions regarding the global banking system. The equity rally continued into the fourth quarter. Based on the results of global markets, Tradewinds continues to believe that monetary stimulus efforts are fueling an increase in asset prices rather than achieving the secular economic traction to which such efforts were supposedly directed. Accordingly, we believe that many equities are priced for unrealistic future revenue targets and record margins and that bonds, both sovereign and corporate, are also priced at levels which seem difficult to sustain. Between the major asset classes of stocks, bonds and cash, we believe stocks offer the best protection against the erosion of purchasing power which can occur in an environment marked by reflationary endeavors.

What key strategies were used to manage the Fund during this reporting period?

The Fund seeks a high level of total return by investing primarily in a diversified global portfolio of value equity securities, as well as corporate and governmental debt securities, and by opportunistically using leverage, primarily via writing options and shorting a small position in equities. The ability of the Fund to engage in a modest amount of short selling within defined limits was confirmed by the Fund’s Board of Trustees during the course of this reporting period.

Under normal circumstances, the Fund will invest approximately 80% of its managed assets in equities and the remainder in debt. This mix will be actively managed based on market conditions, and the portfolio can range from substantially all equity to substantially all debt as circumstances warrant.

Our basic investment philosophy continued to focus on buying good or improving business franchises around the globe whose securities were selling below their intrinsic value, maintaining a disciplined, opportunistic investing approach in this unique environment. We found that the best value opportunities in the securities of those businesses that

6	Nuveen Investments

were the most leveraged to the growth of the global economy. We continued to like the materials, food, agriculture and energy sectors, which benefit from increased global demand, while we remained significantly underweight in the financials sector. During the period we maintained both our long and short equity exposures, and continued to write covered calls on selected long equity positions to enhance yield and expected total return while foregoing some upside potential, and bought puts on a single stock to benefit in the event the stock declines.

How did the Fund perform over the twelve-month period?

Past performance is not predictive of future results. Current performance may be higher or lower than the data shown. Returns do not reflect the deduction of taxes that shareholders may have to pay on Fund distributions or upon the sale of Fund shares.

For additional information, see the Performance Overview for the Fund in this report.

*	JGV’s inception date is 7/24/06

1	JGV’s Comparative Benchmark is comprised of 1) 80% MSCI All Country World Index 2) 15% Barclays Capital U.S. Aggregate Bond Index 3) 5% Barclays Capital High Yield Index. The MSCI All Country World Index is published by Morgan Stanley Capital International, Inc. It is a free float-adjusted market capitalization index that is designed to measure global developed and emerging market equity performance. The index covers 49 developed and emerging market countries. The Barclay Capital U.S. Aggregate Index represents securities that are SEC-registered, taxable and dollar denominated. The index covers the U.S. investment grade fixed rate bond market, with index components for government and corporate securities, mortgage pass-through securities, and asset-backed securities. The Barclays Capital High Yield Index covers the universe of fixed rate, non-investment grade debt. Pay-in-kind (PIK) bonds, Eurobonds, and debt issues from countries designated as emerging markets (e.g., Argentina, Brazil, Venezuela, etc.) are excluded, but Canadian and global bonds (SEC registered) of issuers in non-EMG countries are included. Original issue zeroes, step-up coupon structures and 144-As are also included. Returns do not include the effects of any sales charges or management fees. It is not possible to invest directly in this benchmark.

2	The S&P 500 Index is an unmanaged index generally considered representative of the U.S. stock market. Index returns do not include the effects of any sales charges or management fees. It is not possible to invest directly in this index.

The performance of JGV, as well as a comparative benchmark and general market index, is presented in the accompanying table.

Average Annual Total Return on Net Asset Value
For periods ended 12/31/10

		Since
	1-Year	Inception*
JGV	17.75%	10.11%
Comparative Benchmark[1]	12.20%	4.00%
S&P 500 Index[2]	15.06%	1.97%

For the twelve-month period ended December 31, 2010, the Fund outperformed its comparative benchmark and general market index.

The Fund’s top long equity performer was a member of the materials sector. In early January 2009, the Fund participated in a private placement of NovaGold Resources Incorporated units, which consisted of both equity shares and warrants to purchase additional equity shares at a price of $1.50 USD. NovaGold, which focuses on gold exploration, development, and mining, benefited as the price of gold reached over $1,400 per ounce during the year. The company’s common equity share price appreciated more than 200% during the calendar year and the units were a significant contributor to performance.

The worst detractor from the portfolio’s performance during the period was Thales S.A., a French manufacturer of aerospace systems and industrial electronics products. The company underperformed due to a bloated cost structure and disparate non-core businesses. While the company still needs to right-size its cost and corporate structure, we are still attracted to the company’s valuation and long-term fundamentals as a European leader and a top global defense electronics company.

The Fund’s overall short equity position detracted slightly from performance for the period. Among the bucket of short equities, Strayer Education Inc. contributed most to absolute performance, however, its gains were basically offset by the position in AutoZone Incorporated.

Nuveen Investments	7

The Fund holds a variety of fixed income positions that contributed positively to performance. We were able to purchase several corporate bond positions in late 2008 and early 2009 when credit spreads were at attractive levels. We also added several asset-backed securities in 2010 that contributed positively to overall return. During 2010, bond yields remained at relatively low levels and the Fund’s fixed income contributions came in the form of individual selections. With spreads tightening considerably since March 2009, it has become harder to find value opportunities in this asset class.

Our covered call writing strategy detracted from the Fund’s performance as stock prices rallied in excess of strike prices. However, given the uncertainty in the future direction of the global markets and the large market rebound, we will continue to utilize this strategy.

8	Nuveen Investments

Distribution and
Share Price Information

The following information regarding your Fund’s distributions is current as of December 31, 2010, and likely will vary over time based on the Fund’s investment activities and portfolio investment value changes.

During the twelve-month reporting period, the Fund’s quarterly distribution to shareholders remained stable. Some of the factors affecting the amount and composition of these distributions are summarized below.

The Fund has a managed distribution program. The goal of this program is to provide shareholders with relatively consistent and predictable cash flow by systematically converting the Fund’s expected long-term return potential into regular distributions. As a result, regular distributions throughout the year are likely to include a portion of expected long-term gains (both realized and unrealized), along with net investment income.

Important points to understand about the managed distribution program are:

•	The Fund seeks to establish a relatively stable distribution rate that roughly corresponds to the projected total return from its investment strategy over an extended period of time. However, you should not draw any conclusions about the Fund’s past or future investment performance from its current distribution rate.

•	Actual returns will differ from projected long-term returns (and therefore the Fund’s distribution rate), at least over shorter time periods. Over a specific timeframe, the difference between actual returns and total distributions will be reflected in an increasing (returns exceed distributions) or a decreasing (distributions exceed returns) Fund net asset value.

•	Each distribution is expected to be paid from some or all of the following sources:

•	net investment income (regular interest and dividends),

•	realized capital gains, and

•	unrealized gains, or, in certain cases, a return of principal (non-taxable distributions).

•	A non-taxable distribution is a payment of a portion of the Fund’s capital. When the Fund’s returns exceed distributions, it may represent portfolio gains generated, but not realized as a taxable capital gain. In periods when the Fund’s returns fall short of distributions, the shortfall will represent a portion of your original principal, unless the shortfall is offset during other time periods over the life of your investment (previous or subsequent) when the Fund’s total return exceeds distributions.

•	Because distribution source estimates are updated during the year based on the Fund’s performance and forecast for its current fiscal year (which is the calendar year for the Fund), estimates on the nature of your distribution provided at the time the distributions are paid may differ from both the tax information reported to you in your Fund’s IRS

Nuveen Investments	9

Form 1099 statement provided at year end, as well as the ultimate economic sources of distributions over the life of your investment.

The following table provides information regarding the Fund’s distributions and total return performance for the fiscal year ended December 31, 2010. This information is intended to help you better understand whether the Fund’s returns for the specified time period were sufficient to meet the Fund’s distributions.

As of 12/31/10	JGV
Inception date	7/24/06
Calendar year ended December 31, 2010:
Per share distribution:
From net investment income	$1.20
From long-term capital gains	0.00
From short-term capital gains	0.00
Return of capital	0.00

Total per share distribution	$1.20

Distribution rate on NAV	5.91%

Average annual total returns:
Excluding retained gain tax credit/refund[3]:
1-Year on NAV	17.75%
Since inception on NAV	10.11%

Including retained gain tax credit/refund[3]:
1-Year on NAV	17.75%
Since inception on NAV	10.29%

3	The Fund elected to retain a portion of its realized long-term capital gains for the tax year ended December 31, 2007, and pay required federal corporate income taxes on this amount. As reported on Form 2439, shareholders on record date must include their pro-rata share of these gains on their applicable federal tax returns, and are entitled to take offsetting tax credits, for their pro-rata share of the taxes paid by the Fund. The total returns “Including retained gain tax credit/refund” include the economic benefit to shareholders on record date of these tax credits/refunds. The Fund had no retained capital gains for the tax years ended December 31, 2010 through December 31, 2008 or for the tax year ended December 31, 2006.

Share Repurchases and Share Price Information

As of December 31, 2010, and since the inception of the Fund’s repurchase program, the Fund has cumulatively repurchased and retired 189,100 shares, representing approximately 1.0% of its shares outstanding. During the twelve-month reporting period, the Fund repurchased and retired 6,300 shares at a weighted average price and weighted average discount per share of $15.25 and 19.28%, respectively.

At December 31, 2010, the Fund’s share price was trading equal to its NAV, compared with an average discount of -2.16% for the entire twelve-month period.

10	Nuveen Investments

JGV Performance OVERVIEW	Nuveen Global Value Opportunities Fund
December 31, 2010

Fund Snapshot
Share Price	$20.30

Net Asset Value (NAV)	$20.30

Premium/(Discount) to NAV	0.00%

Current Distribution Rate[1]	5.91%

Net Assets ($000)	$389,499

Country Allocation
(as a % of total investments)[2,5]
United States	47.1%

Canada	16.4%

South Africa	5.9%

Japan	4.8%

France	3.3%

Russia	3.0%

Brazil	2.6%

South Korea	2.2%

Bermuda	2.0%

Italy	1.8%

Norway	1.8%

Egypt	1.3%

Sweden	1.1%

Switzerland	0.8%

Finland	0.8%

Indonesia	0.7%

Other	4.4%

Portfolio Composition
(as a % of total investments)[2,5]
Oil, Gas & Consumable Fuels	18.1%

Metals & Mining	18.0%

Communications Equipment	6.9%

Aerospace & Defense	5.4%

Pharmaceuticals	4.7%

Food & Staples Retailing	4.6%

Diversified Telecommunication Services	4.5%

Food Products	4.3%

Electric Utilities	3.9%

Biotechnology	3.8%

Health Care Providers & Services	2.3%

Paper & Forest Products	2.3%

Commercial Services & Supplies	1.5%

Internet Software & Services	1.4%

Short-Term Investments	4.3%

Other	14.0%

Average Annual Total Return
(Inception 7/24/06)
	On Share Price	On NAV
1-Year	23.32%	17.75%

Since Inception	9.71%	10.11%

Average Annual Total Return[3]
(Including retained gain tax credit/refund)
	On Share Price	On NAV
1-Year	23.32%	17.75%

Since Inception	9.90%	10.29%

Portfolio Allocation (as a % of total investments)2,5

2009-2010 Distributions Per Share

Share Price Performance—Weekly Closing Price

Refer to the Glossary of Terms used in this Report for further definition of the terms used within this Fund’s Performance Overview Page.

1	Current Distribution Rate is based on the Fund’s current annualized quarterly distribution divided by the Fund’s current market price. The Fund’s quarterly distributions to its shareholders may be comprised of ordinary income, net realized capital gains and, if at the end of the calendar year the Fund’s cumulative net ordinary income and net realized gains are less than the amount of the Fund’s distributions, a tax return of capital.
2	Excluding common stocks sold short and investments in derivatives.
3	As previously explained in the Distribution and Share Price Information section of this report, the Fund elected to retain a portion of its realized long-term capital gains for the tax year ended December 31, 2007, and pay required federal corporate income taxes on these amounts. These standardized total returns include the economic benefit to shareholders of record of this tax credit/refund. The Fund had no retained capital gains for the tax years ended December 31, 2010 through December 31, 2008 or for the tax year ended December 31, 2006.
4	Rounds to less than 0.1%.
5	Holdings are subject to change.

Nuveen Investments	11

Report of Independent Registered
Public Accounting Firm

To the Board of Trustees and Shareholders of
Nuveen Global Value Opportunities Fund:

In our opinion, the accompanying statement of assets and liabilities, including the portfolio of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Nuveen Global Value Opportunities Fund (the “Fund”) at December 31, 2010, and the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the periods indicated in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Fund’s management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2010 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP
Chicago, IL
February 25, 2011

12	Nuveen Investments

JGV	Nuveen Global Value Opportunities Fund Portfolio of Investments
December 31, 2010

Shares	Description (1)	Value
	Common Stocks – 74.3%

	Aerospace & Defense – 5.5%

6,877	Embracer–Empresa Brasileiras de Aeronautica S/A, ADR	$202,184
260,000	Finmeccanica SPA	2,954,960
135,000	Lockheed Martin Corporation, (8)	9,437,850
253,300	Thales S.A.	8,863,224

	Total Aerospace & Defense	21,458,218

	Capital Markets – 1.0%

67,354	EFG–Hermes Holdings SAE	389,969
59,154	GP Investments Ltd., GDR	261,917
205,800	UBS AG, (2), (8)	3,389,526

	Total Capital Markets	4,041,412

	Chemicals – 0.2%

56,400	Fertilizantes Heringer LTDA, (2)	314,957
26,474	Omnia Holdings Limited, (2)	309,128

	Total Chemicals	624,085

	Commercial Banks – 0.4%

48,800	Bangkok Bank Public Company Limited NVDR	237,970
4,229,113	First Bank of Nigeria PLC	382,011
67,615	Kazkommertsbank, 144A, (2) GDR	402,309
5,655,208	Zenith Bank PLC	558,452

	Total Commercial Banks	1,580,742

	Commercial Services & Supplies – 1.5%

640,000	Toppan Printing Company Limited	5,848,996

	Communications Equipment – 1.9%

371,600	Telefonaktiebolaget LM Ericsson, ADR, (8)	4,284,548
315,000	Nokia Corporation, ADR, (8)	3,250,800

	Total Communications Equipment	7,535,348

	Construction Materials – 0.2%

34,689	Cemex SAB de CV, Sponsored ADR	371,519
179,120	India Cements Limited, GDR	431,445
478,000	Luks Group Vietnam Holdings Company Limited	163,581

	Total Construction Materials	966,545

	Diversified Financial Services – 0.5%

139,000	Guoco Group Ltd	1,845,513

	Diversified Telecommunication Services – 4.7%

20,029	China Unicom Limited, ADR	285,413
51,500	Deutsche Telekom AG, ADR, (8), (9)	659,200
98,979	KT Corporation, Sponsored ADR	2,058,763
422,000	Nippon Telegraph and Telephone Corporation, ADR, (8)	9,680,680
11,489	PT Telekomunikasi Indonesia, ADR	409,583
231,952	Telecom Egypt SAE	724,825
4,000,000	Telecom Italia S.p.A.	4,340,302

	Total Diversified Telecommunication Services	18,158,766

	Electric Utilities – 4.0%

397,327	Centrais Electricas Brasileiras S.A., PFD B ADR	6,619,468
36,306	Centrais Electricas Brasileiras S.A., ADR	499,208
13,900	Centrais Electricas Brasileiras S.A., ADR	186,227
34,500	Electricite de France S.A.	1,415,112
411,400	Korea Electric Power Corporation, Sponsored ADR	5,558,014
6,069,378	OGK-3-CLS	321,677
19,947	Pampa Energia S.A., ADR	339,099
131,609	Federal Hydrogenerating, (2) GDR	717,269

	Total Electric Utilities	15,656,074

Nuveen Investments	13

JGV	Nuveen Global Value Opportunities Fund (continued) Portfolio of Investments December 31, 2010

Shares	Description (1)	Value
	Electrical Equipment – 0.7%

57,000	Areva CI	$2,780,172

	Electronic Equipment & Instruments – 0.1%

46,404	China Security and Surveillance Techology Inc., (2)	247,333

	Food & Staples Retailing – 4.7%

286,000	Kroger Co, (8)	6,394,960
220,500	Wal-Mart Stores, Inc., (8)	11,891,565

	Total Food & Staples Retailing	18,286,525

	Food Products – 4.4%

48,800	BrasilAgro, (2)	323,373
21,418	Cresud S.A.C.I.F., yA, ADR	406,514
191,944	Gruma S.A.B de C.V, (2)	357,467
8,040	Industrias Bachoco S.A.B. de C.V., ADR	194,488
17,000	SLC Agricola S.A.	225,301
406,500	Smithfield Foods, Inc., (2), (8)	8,386,095
411,000	Tyson Foods, Inc., Class A, (8)	7,077,420

	Total Food Products	16,970,658

	Health Care Providers & Services – 1.9%

230,000	Aetna, Inc., (8)	7,017,300
30,800	Profarma Distribuidora de Produtos Farmaceuticos SA	287,590

	Total Health Care Providers & Services	7,304,890

	Hotels, Restaurants & Leisure – 0.1%

894,000	NagaCorp Limited	188,627

	Household Durables – 1.2%

19,680	LG Electronics Inc. PFD	760,391
587,303	Oriental Weavers Group	3,465,138
199,218	Turk Sise ve Cam Fabrikalari S.A.	350,954

	Total Household Durables	4,576,483

	Independent Power Producers & Energy Traders – 0.1%

895,950	Energy Development Corporation	120,046
13,776	Huaneng Power International Inc., Sponsored ADR	294,531

	Total Independent Power Producers & Energy Traders	414,577

	Internet Software & Services – 1.4%

196,300	eBay Inc., (2), (8)	5,463,029

	Marine – 1.3%

210,000	Stolt-Nielsen S.A.	5,128,491

	Metals & Mining – 16.3%

215,551	AngloGold Ashanti Limited, Sponsored ADR, (8)	10,611,576
37,521	Banro Corporation, (2)	150,944
295,600	Barrick Gold Corporation, (8)	15,720,008
11,004	Dundee Precious Metals Inc., (2)	103,809
38,320	First Uranium Corporation, (2)	51,643
16,648	Gabriel Resources, Limited, (2)	133,110
131,200	Geovic Mining Corporation, (2)	95,006
656,878	Gold Fields Limited, Sponsored ADR, (8)	11,909,198
4,558	Impala Platinum Holdings Limited, Sponsored ADR, (9)	161,308
106,136	Ivanhoe Mines Ltd, (2), (8)	2,432,637
140,122	Medoro Resources Limited	329,765
20,000	Newcrest Mining Limited	827,241
198,000	Newmont Mining Corporation, (8)	12,163,140
209,000	NovaGold Resources Inc., 144A, (2)	2,982,430
145,732	Polyus Gold Company, ADR, (9)	5,282,785
7,298	Silver Standard Resources, Inc., (2)	205,950
1,490,261	Simmer & Jack Mines, Ltd., (2)	214,914

	Total Metals & Mining	63,375,464

	Oil, Gas & Consumable Fuels – 14.5%

150,000	Arch Coal, Inc., (8)	5,259,000
64,000	Bankers Petroleum Limited, Wl/DD	489,188

14	Nuveen Investments

Shares	Description (1)	Value
	Oil, Gas & Consumable Fuels (continued)

312,900	Cameco Corporation, (8)	$12,634,902
36,000	Chesapeake Energy Corporation, (8)	932,760
220,700	Gazprom OAO, ADR	5,572,675
216,000	Nexen Inc., (8)	4,946,400
17,389	Petrobras Energia S.A., ADR	458,722
1,453	PetroChina Company Limited, Sponsored ADR	191,055
354,000	PetroChina Company Limited	460,900
29,361	Petroleo Brasileiro, Sponsored ADR	1,003,265
5,972,500	PT Medco Energi Internasional TBK	2,237,202
22,000	Range Resources Corporation, (8)	989,560
298,000	StatoilHydro ASA, ADR, (8)	7,083,460
220,000	Suncor Energy, Inc., (8)	8,423,800
318,600	Tesoro Corporation, (8)	5,906,844

	Total Oil, Gas & Consumable Fuels	56,589,733

	Paper & Forest Products – 0.2%

31,299	AbitibiBowater Inc.	740,847
362,698	MagIndustries Corp., (2)	85,723

	Total Paper & Forest Products	826,570

	Pharmaceuticals – 4.8%

55,500	AstraZeneca PLC, Sponsored ADR, (8)	2,563,545
6,129	EGIS PLC	591,820
184,000	Eli Lilly and Company, (8)	6,447,360
62,000	Forest Laboratories, Inc., (2), (8)	1,982,760
1,629	Krka	137,032
393,000	Pfizer Inc., (8)	6,881,430

	Total Pharmaceuticals	18,603,947

	Real Estate Management & Development – 0.2%

401,913	Emaar Properties PJSC	388,454
338,200	KLCC Property Holdings Berhad	367,430

	Total Real Estate Management & Development	755,884

	Software – 0.8%

110,000	Microsoft Corporation	3,071,200

	Textiles, Apparel & Luxury Goods – 0.1%

3,116,000	China Hongxing Sports Limited	388,483

	Tobacco – 0.1%

25,683	Eastern Tobacco Co.	530,915

	Trading Companies & Distributors – 0.9%

219,000	Mitsui & Company Limited	3,617,182

	Water Utilities – 0.1%

8,225	Companhia de Saneamento Basico do Estado de Sao Paulo, ADR	434,938

	Wireless Telecommunication Services – 0.5%

7,338	MTN Group Ltd., ADR, (9)	151,603
3,615	NII Holdings Inc., Class B, (2)	161,446
12,193,000	SafariCom Limited	709,246
12,645	SK Telecom Company Limited, ADR	235,576
700	SK Telecom Company Limited	107,014
46,992	TIM Participacoes S.A., ADR	155,979
12,395	Turkcell Iletisim Hizmetleri A.S., ADR	212,326
51,600	Turkcell Iletisim Hizmetleri A.S.	352,576

	Total Wireless Telecommunication Services	2,085,766

	Total Common Stocks (cost $247,289,359)	289,356,566

Nuveen Investments	15

JGV	Nuveen Global Value Opportunities Fund (continued) Portfolio of Investments December 31, 2010

Shares	Description (1)	Coupon		Ratings (3)	Value
	Convertible Preferred Securities – 1.9%

	Communications Equipment – 1.9%

8,508	Lucent Technologies Capital Trust I	7.750%		B3	$7,538,088

	Total Convertible Preferred Securities (cost $8,717,263)				7,538,088

Principal
Amount (000)	Description (1)	Coupon	Maturity	Ratings (3)	Value
	Mortgage-Backed Securities – 1.4%

	Residentials – 1.4%

$15,452	Fannie Mae Mortgage Interest Strips Series 345-17, (I/O)	4.50%	5/01/2020	AAA	$1,671,426
133	Fannie Mae Mortgage Pool 100195, (4)	3.37%	8/20/2022	AAA	134,827
136	Fannie Mae Mortgage Pool 357922	2.23%	3/01/2034	AAA	140,547
18	Fannie Mae Mortgage Pool 708743	2.21%	6/01/2033	AAA	18,940
61	Fannie Mae Mortgage Pool 713939	2.06%	4/01/2033	AAA	62,957
446	Fannie Mae Mortgage Pool 816594	2.27%	2/01/2035	AAA	463,352
263	Fannie Mae, Collateralized Mortgage Obligations, Series 2004-75, Class KI, (I/O)	4.50%	3/25/2018	AAA	7,533
812	Fannie Mae, Collateralized Mortgage Obligations, Series 2004-86, Class KI, (I/O)	4.50%	5/25/2019	AAA	54,447
150	Fannie Mae, Collateralized Mortgage Obligations, Series 2005-69, Class PI, (I/O)	4.50%	8/25/2025	AAA	93
824	Federal Home Loan Collateralized Mortgage, Series 2595, (I/O)	5.00%	6/15/2021	AAA	25,000
1,104	Federal Home Loan Mortgage Corporation, Collateralized Mortgage Obligation	2.57%	1/01/2033	AAA	1,151,437
48	Federal Home Loan Mortgage Corporation, Collateralized Mortgage Obligation	2.70%	2/01/2033	AAA	50,224
661	Federal Home Loan Mortgage Corporation, Mortgage Pool 2640, (I/O)	4.50%	8/15/2017	AAA	10,551
380	Federal Home Loan Mortgage Corporation, Mortgage Pool 2890, Class IA, (I/O)	4.50%	3/15/2018	AAA	12,875
436	Federal Home Loan Mortgage Corporation, Mortgage Pool 2890, Class KI, (I/O)	4.50%	2/15/2019	AAA	31,384
719	Federal Home Loan Mortgage Corporation, Mortgage Pool, FHR 2906 EI, (I/O)	4.50%	1/15/2019	AAA	49,232
253	Federal Home Loan Mortgage Corporation, Mortgage Pool, Series 2626 JI, (I/O)	4.50%	5/15/2018	AAA	22,398
54	Federal Home Loan Mortgage Corporation, Pool 789045	2.63%	2/01/2032	AAA	56,363
1,389	GNMA Mortgage Pool 081832	4.00%	1/20/2037	AAA	1,436,436

23,339	Total Residentials				5,400,022

$23,339	Total Mortgage-Backed Securities (cost $6,408,607)				5,400,022

Principal
Amount (000)	Description (1)	Coupon	Maturity	Ratings (3)	Value
	Convertible Bonds – 12.5%

	Biotechnology – 3.9%

$15,300	Amgen Inc.	0.125%	2/01/11	A+	$15,357,375

	Communications Equipment – 3.2%

13,270	Lucent Technologies Inc., Series B	2.875%	6/15/25	B1	12,589,913

	Energy Equipment & Services – 0.9%

3,350	Bristow Group	3.000%	6/15/38	BB	3,375,125

	Health Care Providers & Services – 0.5%

2,032	Omnicare, Inc.	3.250%	12/15/35	B+	1,874,520

	Metals & Mining – 2.1%

6,635	First Uranium Corporation	4.250%	6/30/12	N/R	5,235,664
4,480	Gold Reserve, Inc.	5.500%	6/15/22	N/R	3,152,800

11,115	Total Metals & Mining				8,388,464

	Oil, Gas & Consumable Fuels – 1.9%

280	Dana Gas	7.500%	10/31/12	N/R	263,620
5,303	Delta Petroleum Corporation	3.750%	5/01/37	CCC–	4,534,065
2,500	Goodrich Petroleum Corporation	5.000%	10/01/29	N/R	2,446,875

8,083	Total Oil, Gas & Consumable Fuels				7,244,560

$53,150	Total Convertible Bonds (cost $46,069,796)				48,829,957

Principal
Amount (000)	Description (1)	Coupon	Maturity	Ratings (3)	Value
	Corporate Bonds – 7.8%

	Capital Markets – 0.2%

$3,979	Lehman Brothers Holdings Inc., Trust 00650, (5)	5.920%	7/26/21	N/R	$865,433

16	Nuveen Investments

Principal
Amount (000)	Description (1)	Coupon	Maturity	Ratings (3)	Value
	Construction Materials – 0.7%

$3,650	Cemex C5 Capitol Special Purpose Vehicle Limited, Series 2006. , 144A	6.196%	12/31/11	B–	$2,583,736

	Media – 0.6%

2,360	Scholastic Corporation	5.000%	4/15/13	BB–	2,377,700

	Oil, Gas & Consumable Fuels – 2.2%

5,773	Delta Petroleum Corporation	7.000%	4/01/15	CCC–	3,839,045
4,050	Pertoleos de Venzuela S.A.	4.900%	10/28/14	N/R	2,551,500
2,000	Ship Finance International Limited	8.500%	12/15/13	B+	2,045,000

11,823	Total Oil, Gas & Consumable Fuels				8,435,545

	Paper & Forest Products – 2.1%

8,300	MagIndustries Corporation, (4),(6)	11.000%	12/14/12	N/R	8,205,039

	Personal Products – 0.8%

3,000	Elizabeth Arden Inc.	7.750%	1/15/14	B1	3,058,125

	Road & Rail – 0.3%

1,000	CSX Transportation, Inc.	9.750%	6/15/20	BBB–	1,348,822

	Specialty Retail – 0.9%

3,450	Office Depot Inc.	6.250%	8/15/13	B–	3,467,250

$37,562	Total Corporate Bonds (cost $30,463,840)				30,341,650

Shares	Description (1)				Value
	Equity Linked Certificates – 0.1% (10)

	Wireless Telecommunication Services – 0.1%

37,976	CLSA Asian Securities Programme, Equity Linked Certificates, Underlying Shares of Bharti AirTel Limited, 144A				$302,589

	Total Equity Linked Certificates (cost $218,563)				302,589

Shares	Description (1)				Value
	Common Stock Right – 0.0%

106,136	Ivanhoe Mines Ltd.,				$148,590

	Total Common Stock Right (cost $0)				148,590

Principal
Amount (000)	Description (1)	Coupon	Maturity		Value
	Short-Term Investments – 4.5%

$17,349	Repurchase Agreement with State Street Bank, dated 12/31/10, repurchase price $17,348,979, collateralized by $17,675,000 U.S. Treasury Notes, 2.750%, due 12/31/17, value $17,697,094	0.040%	1/03/11		$17,348,921

	Total Short-Term Investments (cost $17,348,921)				17,348,921

	Total Investments (cost $356,516,349) – 102.5%				399,266,383

Shares	Description (1)				Value
	Common Stocks Sold Short – (4.5)%

	Chemicals – (0.4)%

(24,500)	Sigma-Aldrich Corporation				$(1,630,720)

	Food Products – (0.3)%

(40,000)	Green Mountain Coffee Roasters Inc., (2)				(1,314,400)

	Hotels, Restaurants & Leisure – (1.5)%

(8,700)	Chipotle Mexican Grill Inc., (2)				(1,850,142)
(39,500)	P.F. Changs China Bistro, Inc.				(1,914,170)
(20,700)	Panera Bread Company, (2)				(2,095,047)

	Total Hotels, Restaurants & Leisure				(5,859,359)

Nuveen Investments	17

JGV	Nuveen Global Value Opportunities Fund (continued) Portfolio of Investments December 31, 2010

Shares	Description (1)	Value
	Household Products – (0.2)%

(14,000)	Reckitt Benckiser Group PLC	$(769,415)

	Internet & Catalog Retail – (0.6)%

(7,100)	Amazon.com, Inc., (2)	(1,278,000)
(5,000)	NetFlix.com Inc., (2)	(878,500)

	Total Internet & Catalog Retail	(2,156,500)

	Software – (0.3)%

(8,300)	Salesforce.com, Inc., (2)	(1,095,600)

	Specialty Retail – (1.2)%

(47,000)	Tiffany & Co	(2,926,690)
(48,000)	Urban Outfitters, Inc., (2)	(1,718,880)

	Total Specialty Retail	(4,645,570)

	Total Common Stocks Sold Short (proceeds $13,300,577)	(17,471,564)

	Other Assets Less Liabilities – 2.0% (11)	7,704,171

	Net Assets – 100%	$389,498,990

Investments in Derivatives
Put Options Purchased outstanding at December 31, 2010:

Number of		Notional	Expiration	Strike
Contracts	Type	Amount (7)	Date	Price	Value
	Put Options Purchased – 0.0%
67	Autozone Inc.	$1,340,000	1/21/12	$200.00	$36,515

67	Total Put Options Purchased (cost $150,006)	$1,340,000			36,515

Call Options Written outstanding at December 31, 2010:

Number of		Notional	Expiration	Strike
Contracts	Type	Amount (7)	Date	Price	Value
	Call Options Written – (4.8)%
(2,300)	Aetna Inc.	$(6,900,000)	1/22/11	$30.00	$(217,350)
(1,300)	AngloGold Ashanti Limited	(5,200,000)	1/22/11	40.00	(1,202,500)
(1,125)	Arch Coal Inc.	(2,812,500)	1/22/11	25.00	(1,136,250)
(555)	AstraZeneca PLC	(2,497,500)	1/22/11	45.00	(94,350)
(1,415)	Barrick Gold Corporation	(5,660,000)	1/22/11	40.00	(1,871,338)
(18)	Cameco Corporation	(45,000)	1/22/11	25.00	(27,540)
(1,842)	Cameco Corporation	(6,447,000)	1/22/11	35.00	(1,013,100)
(270)	Chesapeake Energy Corporation	(675,000)	1/21/12	25.00	(108,000)
(515)	Deutsche Telekom AG	(515,000)	1/22/11	10.00	(148,063)
(1,963)	eBay, Inc.	(5,889,000)	1/22/11	30.00	(57,909)
(830)	Eli Lilly & Company	(2,905,000)	1/22/11	35.00	(40,255)
(1,010)	Eli Lilly & Company	(3,535,000)	1/21/12	35.00	(228,765)
(620)	Forest Laboratories Inc.	(1,860,000)	1/22/11	30.00	(134,850)
(4,526)	Gold Fields Limited	(5,657,500)	1/22/11	12.50	(2,534,560)
(1,624)	Gold Fields Limited	(2,436,000)	1/22/11	15.00	(511,560)
(980)	Ivanhoe Mines Ltd.	(1,960,000)	1/22/11	20.00	(298,900)
(2,860)	Kroger Company	(6,435,000)	1/21/12	22.50	(614,900)
(860)	Lockheed Martin Corporation	(6,450,000)	1/22/11	75.00	(4,300)
(1,480)	Newmont Mining Corporation	(7,400,000)	1/22/11	50.00	(1,698,300)
(270)	Nexen Inc.	(607,500)	3/19/11	22.50	(45,900)
(1,350)	Nexen Inc.	(3,037,500)	6/18/11	22.50	(334,125)
(3,165)	Nippon Telegraph & Telephone Corporation	(7,121,250)	6/18/11	22.50	(403,538)
(3,150)	Nokia Corporation	(2,835,000)	1/22/11	9.00	(431,550)
(3,930)	Pfizer Inc.	(6,877,500)	1/22/11	17.50	(133,620)
(165)	Range Resources Corporation	(618,750)	1/21/12	37.50	(184,800)
(4,065)	Smithfield Foods Inc.	(7,113,750)	1/22/11	17.50	(1,300,800)
(885)	StatoilHydro ASA	(1,770,000)	4/16/11	20.00	(362,850)
(1,350)	StatoilHydro ASA	(3,037,500)	4/16/11	22.50	(280,125)
(1,650)	Suncor Energy Inc.	(4,950,000)	1/22/11	30.00	(1,381,875)
(1,858)	Telefonaktiebolaget LM Ericsson	(2,322,500)	1/22/11	12.50	(13,935)
(2,231)	Tesoro Corporation	(2,788,750)	1/22/11	12.50	(1,349,755)
(955)	Tesoro Corporation	(1,432,500)	1/22/11	15.00	(341,413)

18	Nuveen Investments

Number of		Notional	Expiration	Strike
Contracts	Type	Amount (7)	Date	Price	Value
(4,110)	Tyson Foods, Inc.	$(8,220,000)	1/22/11	$20.00	$(20,550)
(2,058)	UBS AG	(3,601,500)	1/22/11	17.50	(20,580)
(984)	Wal-Mart Stores Inc.	(5,166,000)	1/22/11	52.50	(171,216)
(1,221)	Wal-Mart Stores Inc.	(6,715,500)	1/22/11	55.00	(34,186)

(59,490)	Total Call Options Written (premiums received $13,106,998)	$(143,495,000)			$(18,753,608)

For Fund portfolio compliance purposes, the Fund’s industry classifications refer to any one or more of the industry subclassifications used by one or more widely recognized market indexes or ratings group indexes, and/or as defined by Fund management. This definition may not apply for purposes of this report, which may combine industry sub-classifications into sectors for reporting ease.
(1)	All percentages shown in the Portfolio of Investments are based on net assets.
(2)	Non-income producing; issuer has not declared a dividend within the past twelve months.
(3)	Ratings (not covered by the report of independent registered public accounting firm): Using the highest of Standard & Poor’s Group (“Standard & Poor’s”), Moody’s Investor Service, Inc. (“Moody’s”) or Fitch, Inc. (“Fitch”) rating. Ratings below BBB by Standard & Poor’s, Baa by Moody’s or BBB by Fitch are considered to be below investment grade. Holdings designated N/R are not rated by any of these national rating agencies.
(4)	For fair value measurement disclosure purposes, investment categorized as Level 3. See Notes to Financial Statements, Footnote 1 – General Information and Significant Accounting Policies, Investment Valuation for more information.
(5)	This issue is under protection of the Federal Bankruptcy Court. As a result, the Fund’s Adviser has concluded this issue is not likely to meet its future interest payment obligations and has directed the Fund’s custodian to cease accruing additional income on the Fund’s records.
(6)	Investment valued at fair value using methods determined in good faith by, or at the discretion of, the Board of Trustees.
(7)	For disclosure purposes, Notional Amount is calculated by multiplying the Number of Contracts by the Strike Price by 100.
(8)	Investment, or portion of investment, has been pledged as collateral for call options written.
(9)	For fair value measurement disclosure purposes, Common Stock categorized as Level 2. See Notes to Financial Statements, Footnote 1 – General Information and Significant Accounting Policies, Investment Valuation for more information.
(10)	Equity Linked Certificates provide the price appreciation or depreciation of a single stock; used to gain access to the return characteristics of small amounts of shares in countries with a costly or lengthy registration process. Similar to ADR, except that a third party (not the equity issuer) is responsible for paying the stock returns under the note.
(11)	Other Assets Less Liabilities includes Value and/or Unrealized Appreciation (Depreciation) of derivative instruments as noted in Investments in Derivatives.
144A	Investment is exempt from registration under Rule 144A of the Securities Act of 1933, as amended. These investments may only be resold in transactions exempt from registration, which are normally those transactions with qualified institutional buyers.
ADR	American Depositary Receipt.
GDR	Global Depositary Receipt.
I/O	Interest only security.
NVDR	Non-Voting Depositary Receipt.
N/R	Not rated.
WI/DD	Purchased on a when-issued or delayed delivery basis.
See accompanying notes to financial statements.

Nuveen Investments	19

Statement of Assets & Liabilities
December 31, 2010

Assets
Investments, at value (cost $356,516,349)	$399,266,383
Put options purchased (premiums paid $150,006)	36,515
Cash	83
Cash denominated in foreign currencies (cost $237,666)	238,305
Deposits with brokers	23,644,749
Receivables:
Dividends	236,620
Interest	997,287
Investments sold	2,404,934
Paydowns	284
Other assets	17,239

Total assets	426,842,399

Liabilities
Securities sold short, at value (proceeds $13,300,577)	17,471,564
Call options written, at value (premiums received $13,106,998)	18,753,608
Payables:
Dividends for securities sold short	11,750
Investments purchased	624,168
Accrued expenses:
Management fees	322,461
Other	159,858

Total liabilities	37,343,409

Net assets	$389,498,990

Shares outstanding	19,184,278

Net asset value per share outstanding	$20.30

Net assets consist of:

Shares, $.01 par value per share	$191,843
Paid-in surplus	369,238,148
Undistributed (Over-distribution of) net investment income	(4,158,522)
Accumulated net realized gain (loss)	(8,591,645)
Net unrealized appreciation (depreciation)	32,819,166

Net assets	$389,498,990

Authorized shares	Unlimited

See accompanying notes to financial statements.

20	Nuveen Investments

Statement of Operations
Year Ended December 31, 2010

Investment Income
Dividends (net of foreign tax withheld of $344,989)	$5,713,188
Interest	5,365,650

Total investment income	11,078,838

Expenses
Management fees	3,575,465
Dividend expense on securities sold short	83,057
Shareholders’ servicing agent fees and expenses	519
Custodian’s fees and expenses	143,249
Trustees’ fees and expenses	8,996
Professional fees	42,398
Shareholders’ reports – printing and mailing expenses	89,255
Stock exchange listing fees	9,089
Investor relations expense	96,322
Other expenses	138,950

Total expenses before custodian fee credit	4,187,300
Custodian fee credit	(936)

Net expenses	4,186,364

Net investment income	6,892,474

Realized and Unrealized Gain (Loss)
Net realized gain (loss) from:
Investments and foreign currency	16,763,811
Call options written	15,476,270
Securities sold short	(2,280,396)
Change in net unrealized appreciation (depreciation) of:
Investments and foreign currency	27,296,969
Call options written	(1,172,616)
Put options purchased	(113,491)
Securities sold short	(2,422,351)

Net realized and unrealized gain (loss)	53,548,196

Net increase (decrease) in net assets from operations	60,440,670

See accompanying notes to financial statements.

Nuveen Investments	21

Statement of Changes in Net Assets

	Year Ended	Year Ended
	12/31/10	12/31/09
Operations
Net investment income	$6,892,474	$8,186,948
Net realized gain (loss) from:
Investments and foreign currency	16,763,811	(34,392,885)
Call options written	15,476,270	22,202,968
Securities sold short(1)	(2,280,396)	862,455
Change in net unrealized appreciation (depreciation) of:
Investments and foreign currency	27,296,969	146,852,650
Call options written	(1,172,616)	(20,826,555)
Put options purchased	(113,491)	–
Securities sold short(1)	(2,422,351)	(1,947,891)

Net increase (decrease) in net assets from operations	60,440,670	120,937,690

Distributions to Shareholders
From net investment income	(23,017,582)	(17,576,514)
From accumulated net realized gains	–	(3,750,880)

Increase (decrease) in net assets from distributions to shareholders	(23,017,582)	(21,327,394)

Capital Share Transactions
Net proceeds from shares issued to shareholders due to reinvestment of distributions	350,608	–
Cost of shares repurchased and retired	(96,908)	(482,824)

Net increase (decrease) in net assets from capital share transactions	253,700	(482,824)

Net increase (decrease) in net assets	37,676,788	99,127,472
Net assets at the beginning of year	351,822,202	252,694,730

Net assets at the end of year	$389,498,990	$351,822,202

Undistributed (Over-distribution of) net investment income at the end of year	$(4,158,522)	$(8,705,639)

(1)	Net realized gain (loss) and change in net unrealized appreciation (depreciation) of securities sold short has been reclassified in the prior year for comparative purposes to conform with presentation in the current year financial statements.

See accompanying notes to financial statements.

22	Nuveen Investments

Financial HIGHLIGHTS

Nuveen Investments	23

Financial Highlights
Selected data for a share outstanding throughout each period:

									Discount
		Investment Operations			Less Distributions				from
									Shares			Ending
	Beginning	Net	Net Realized/		Net				Repurchased			Net	Ending
	Net Asset	Investment	Unrealized		Investment	Capital	Return		and		Offering	Asset	Market
	Value	Income(a)	Gain (Loss)(c)	Total	Income	Gains	of Capital	Total	Retired		Costs	Value	Value
Year Ended 12/31:
2010	$18.35	$.36	$2.79	$3.15	$(1.20)	$–	$–	$(1.20)	$–	*	$–	$20.30	$20.30
2009	13.15	.43	5.88	6.31	(.92)	(.19)	–	(1.11)	–	*	–	18.35	17.53
2008	19.85	.46	(5.27)	(4.81)	(.43)	(1.47)	–	(1.90)	.01		–	13.15	11.89
2007	20.41	.52	.89	1.41	(.38)	(1.59)	–	(1.97)	–		–	19.85	18.30
2006(b)	19.10	.16	1.64	1.80	(.26)	(.15)	(.04)	(.45)	–		(.04)	20.41	19.70

(a)	Per share Net Investment Income is calculated using the average daily shares method.
(b)	For the period July 24, 2006 (commencement of operations) through December 31, 2006.
(c)	Net of federal corporate income taxes on long-term capital gains retained by the Fund per share as follows:

Long-Term
Capital Gains
Retained
Year Ended 12/31:
2010	N/A
2009	N/A
2008	N/A
2007	$0.19
2006(b)	N/A

24	Nuveen Investments

		Ratios/Supplemental Data
Total Returns			Ratios to Average Net Assets(e)(f)
Based on	Based on				Net		Portfolio
Market	Net Asset	Ending Net			Investment		Turnover
Value(d)	Value(d)	Assets (000)	Expenses		Income		Rate

23.32%	17.75%	$389,499	1.15%		1.90%		76%
58.96	48.93	351,822	1.16		2.70		38
(26.03)	(24.85)	252,695	1.14		2.63		60
2.94	6.48	384,149	1.10		2.51		76
.82	9.27	395,078	1.12	**	1.87	**	17

(d)	Total Return Based on Market Value is the combination of changes in the market price per share and the effect of reinvested dividend income and reinvested capital gains distributions, if any, at the average price paid per share at the time of reinvestment. The last dividend declared in the period, which is typically paid on the first business day of the following month, is assumed to be reinvested at the ending market price. The actual reinvestment for the last dividend declared in the period takes place over several days, and in some instances may not be based on the market price, so the actual reinvestment price may be different from the price used in the calculation. Total returns are not annualized.

Total Return Based on Net Asset Value is the combination of changes in net asset value, reinvested dividend income at net asset value and reinvested capital gains distributions at net asset value, if any. The last dividend declared in the period, which is typically paid on the first business day of the following month, is assumed to be reinvested at the ending net asset value. The actual reinvest price for the last dividend declared in the period may often be based on the Fund’s market price (and not its net asset value), and therefore may be different from the price used in the calculation. Total returns are not annualized.

The Fund elected to retain a portion of its realized long-term capital gains for the following tax years ended December 31, (which is the fiscal year end for the Fund) and pay required federal corporate income taxes on these amounts. As reported on Form 2439, shareholders on record date must include their pro-rata share of these gains on their applicable federal tax returns, and are entitled to take offsetting tax credits, for their pro-rata share of the taxes paid by the Fund. The standardized total returns shown above do not include the economic benefit to shareholders on record date of these tax credits/refunds. The Fund’s corresponding Total Returns Based on Market Value and Net Asset Value when these benefits are included are as follows:

		Total Returns

			Based on
	Shareholders of	Based on	Net Asset
	Record on	Market Value	Value
Year Ended 12/31:
2010	N/A	23.32%	17.75%
2009	N/A	58.96	48.93
2008	N/A	(26.03)	(24.85)
2007	December 31	3.99	7.49
2006(b)	N/A	.82	9.27

(e)	Each ratio includes the effect of dividend expense on securities sold short as follows:

Ratio of Dividend Expense on
Securities Sold Short to Average Net Assets
Year Ended 12/31:
2010	.02%
2009	.02
2008	.03
2007	.03
2006(b)	.02	**

(f)	Ratios do not reflect the effect of custodian fee credits earned on the Fund’s net cash on deposit with the custodian bank, where applicable.
N/A	The Fund had no retained capital gains for the tax years ended December 31, 2010, December 31, 2009, December 31, 2008, or for the period July 24, 2006 (commencement of operations) through December 31, 2006.
*	Rounds to less than $.01 per share.
**	Annualized.

See accompanying notes to financial statements.

Nuveen Investments	25

Notes to Financial Statements

1.	General Information and Significant Accounting Policies

General Information
Nuveen Global Value Opportunities Fund (the “Fund”) is a closed-end registered investment company registered under the Investment Company Act of 1940, as amended. The Fund’s shares are listed on the New York Stock Exchange (“NYSE”) and trade under the ticker symbol “JGV.” The Fund was organized as a Massachusetts business trust on May 17, 2006.

The Fund’s seeks a high level of total return by investing primarily in a diversified global portfolio of value equity securities, as well as corporate and governmental debt securities and by opportunistically using leverage, primarily via writing (sell) call options and shorting a small position in equities.

Effective January 1, 2011, Nuveen Asset Management (the “Adviser”), a wholly-owned subsidiary of Nuveen Investments, Inc. (“Nuveen”) has changed its name to Nuveen Fund Advisors, Inc.

The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements in accordance with accounting principles generally accepted in the United States (“U.S. GAAP”).

Significant Accounting Policies

Investment Valuation
Common stocks and other equity-type securities are valued at the last sales price on the securities exchange on which such securities are primarily traded and are generally classified as Level 1. Securities primarily traded on the NASDAQ National Market (“NASDAQ”) are valued, except as indicated below, at the NASDAQ Official Closing Price and are generally classified as Level 1. However, securities traded on a securities exchange or NASDAQ for which there were no transactions on a given day or securities not listed on a securities exchange or NASDAQ are valued at the mean between the quoted bid and ask prices and are generally classified as Level 1. Prices of certain American Depository Receipts (“ADR”) held by the Fund that trade in the United States are valued based on the last traded price, official closing price, or the mean between the most recent bid and ask prices of the underlying non-U.S.-traded stock, adjusted as appropriate for the underlying-to-ADR conversion ratio and foreign exchange rate, and from time-to-time foreign currencies may also be adjusted further to take into account material events that may take place after the close of the local non-U.S. market but before the close of the NYSE. These triggers generally represent a transfer from a Level 1 to a Level 2 security.

Prices of fixed-income securities are provided by a pricing service approved by the Fund’s Board of Trustees. These securities are generally classified as Level 2. Prices of fixed-income securities are based on the mean between the bid and asked price. When price quotes are not readily available, the pricing service establishes a security’s fair value using methods that may include consideration of the following: yields or prices of investments of comparable quality, type of issue, coupon, maturity and rating, market quotes or indications of value from security dealers, evaluations of anticipated cash flows or collateral, general market conditions and other information and analysis, including the obligor’s credit characteristics considered relevant. In pricing certain securities, particularly less liquid and lower quality securities, the pricing service may consider information about a security, its issuer, or market activity provided by the Adviser. These securities are generally classified as Level 2 or Level 3 depending on the priority of the significant inputs. Highly rated zero coupon fixed-income securities, like U.S. Treasury Bills, issued with maturities of one year or less, are valued using the amortized cost method when 60 days or less remain until maturity. With amortized cost, any discount or premium is amortized each day, regardless of the impact of fluctuating rates on the market value of the security. These securities are generally classified as Level 2.

The value of exchange-traded options are based on the mean of the bid and ask prices. Exchange-traded options are generally classified as Level 1. Options traded in the over-the-counter market are valued using market implied volatilities and are generally classified as Level 2.

Repurchase agreements are valued at contract amount plus interest, which approximates market value. These securities are generally classified as Level 2.

Certain securities may not be able to be priced by the pre-established pricing methods as described above. Such securities may be valued by the Fund’s Board of Trustees or its designee at fair value. These securities generally include, but are not limited to, restricted securities (securities which may not be publicly sold without registration under the Securities Act of 1933, as amended) for which a pricing service is unable to provide a market price; securities whose trading has been formally suspended; debt securities that have gone into default and for which there is no current market

26	Nuveen Investments

quotation; a security whose market price is not available from a pre-established pricing source; a security with respect to which an event has occurred that is likely to materially affect the value of the security after the market has closed but before the calculation of a Fund’s net asset value (as may be the case in non-U.S. markets on which the security is primarily traded) or make it difficult or impossible to obtain a reliable market quotation; and a security whose price, as provided by the pricing service, is not deemed to reflect the security’s fair value. As a general principle, the fair value of an issue of securities would appear to be the amount that the owner might reasonably expect to receive for them in a current sale. A variety of factors may be considered in determining the fair value of such securities, which may include consideration of the following: yields or prices of investments of comparable quality, type of issue, coupon, maturity and rating, market quotes or indications of value from security dealers, evaluations of anticipated cash flows or collateral, general market conditions and other information and analysis, including the obligor’s credit characteristics considered relevant. These securities are classified as Level 2 or Level 3 depending on the priority of the significant inputs. Regardless of the method employed to value a particular security, all valuations are subject to review by the Fund’s Board of Trustees or its designee.

Refer to Footnote 2– Fair Value Measurements for further details on the leveling of securities held by the Fund as of the end of the reporting period.

Investment Transactions
Investment transactions are recorded on a trade date basis. Realized gains and losses from investment transactions are determined on the specific identification method, which is the same basis used for federal income tax purposes. Investments purchased on a when-issued/delayed delivery basis may have extended settlement periods. Any investments so purchased are subject to market fluctuation during this period. The Fund has instructed the custodian to segregate assets with a current value at least equal to the amount of the when-issued/delayed delivery purchase commitments. At December 31, 2010, the Fund had outstanding when-issued/delayed delivery purchase commitments of $191,756.

Investment Income
Dividend income on investments purchased and dividend expense on securities sold short are recorded on the ex-dividend date or, for foreign securities, when information is available. Interest income, which reflects the amortization of premiums and accretion of discounts for financial reporting purposes, is recorded on an accrual basis. Interest income also reflects paydown gains and losses, if any.

Income Taxes
The Fund intends to distribute substantially all of its investment company taxable income to shareholders and to otherwise comply with the requirements of Subchapter M of the Internal Revenue Code applicable to regulated investment companies. In any year when the Fund realizes net capital gains, the Fund may choose to distribute all or a portion of its net capital gains to shareholders, or alternatively, to retain all or a portion of its net capital gains and pay federal corporate income taxes on such retained gains.

For all open tax years and all major taxing jurisdictions, management of the Fund has concluded that there are no significant uncertain tax positions that would require recognition in the financial statements. Open tax years are those that are open for examination by taxing authorities (i.e., generally the last four tax year ends and the interim tax period since then). Furthermore, management of the Fund is also not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

Dividends and Distributions to Shareholders
Distributions to shareholders are recorded on the ex-dividend date. The amount and timing of distributions are determined in accordance with federal corporate income tax regulations, which may differ from U.S. GAAP.

The Fund makes quarterly cash distributions to shareholders of a stated dollar amount per share. Subject to approval and oversight by the Fund’s Board of Trustees, the Fund seeks to maintain a stable distribution level designed to deliver the long-term return potential of the Fund’s investment strategy through regular quarterly distributions (a “Managed Distribution Program”). Total distributions during a calendar year generally will be made from the Fund’s net investment income, net realized capital gains and net unrealized capital gains in the Fund’s portfolio, if any. The portion of distributions paid attributed to net unrealized gains, if any, is distributed from the Fund’s assets and is treated by shareholders as a non-taxable distribution (“Return of Capital”) for tax purposes. In the event that total distributions during a calendar year exceed the Fund’s total return on net asset value, the difference will reduce net asset value per share. If the Fund’s total return on net asset value exceeds total distributions during a calendar year, the excess will be reflected as an increase in net asset value per share. The final determination of the source and character of all distributions for the fiscal year are made after the end of the fiscal year and are reflected in the financial statements contained in the annual report as of December 31 each year.

Foreign Currency Transactions
The Fund is authorized to engage in foreign currency exchange transactions, including foreign currency forwards, futures, options and swap contracts. To the extent that the Fund invests in securities and/or contracts that are denominated in a currency other than U.S. dollars, the Fund will be subject to currency risk, which is the risk that an increase in the U.S. dollar relative to the foreign currency will reduce returns or portfolio value. Generally, when the U.S. dollar rises in

Nuveen Investments	27

Notes to Financial Statements (continued)

value against a foreign currency, the Fund’s investments denominated in that currency will lose value because its currency is worth fewer U.S. dollars; the opposite effect occurs if the U.S. dollar falls in relative value. Investments and other assets and liabilities denominated in foreign currencies are converted into U.S. dollars on a spot (i.e. cash) basis at the spot rate prevailing in the foreign currency exchange market at the time of valuation. Purchases and sales of investments and income denominated in foreign currencies are translated into U.S. dollars on the respective dates of such transactions.

The books and records of the Fund are maintained in U.S. dollars. Foreign currencies, investments and other assets and liabilities are translated into U.S. dollars at 4:00 p.m. Eastern Time. Investments, income and expenses are translated on the respective dates of such transactions. Net realized foreign currency gains and losses resulting from changes in exchange rates include foreign currency gains and losses between trade date and settlement date of the transactions, foreign currency transactions, and the difference between the amounts of interest and dividends recorded on the books of the Fund and the amounts actually received.

The realized gains and losses resulting from changes in foreign currency exchange rates and changes in foreign exchange rates associated with other assets and liabilities on investments and securities sold short are recognized as a component of “Net realized gain (loss) from investments and foreign currency,” where applicable.

The unrealized gains and losses resulting from changes in foreign currency exchange rates and changes in foreign exchange rates associated with other assets and liabilities on investments are recognized as a component of “Change in net unrealized gain (loss) from investments and foreign currency,” when applicable. The unrealized gains and losses resulting from changes in foreign exchange rates associated with call options written are recognized as a component of “Change in net unrealized gain (loss) from call options written,” when applicable. The unrealized gains and losses resulting from changes in foreign exchange rates associated with put options purchased are recognized as a component of “Change in net unrealized gain (loss) from put options purchased,” when applicable. The unrealized gains and losses resulting from changes in foreign exchange rates associated with securities sold short are recognized as a component of “Change in net unrealized gain (loss) from securities sold short,” where applicable.

Options Transactions
The Fund is subject to equity price risk in the normal course of pursuing its investment objectives and is authorized to purchase and write (sell) call and put options, in an attempt to manage such risk. The purchase of put options involves the risk of loss of all or a part of the cash paid for the options (the premium). The market risk associated with purchasing put options is limited to the premium paid. The counterparty credit risk of purchasing options, however, needs also to take into account the current value of the option, as this is the performance expected from the counterparty. When the Fund purchases an option, an amount equal to the premium paid (the premium plus commission) is recognized as a component of “Call and/or Put options purchased, at value” on the Statement of Assets and Liabilities. When the Fund writes an option, an amount equal to the net premium received (the premium less commission) is recognized as a component of “Call and/or Put options written, at value” on the Statement of Assets and Liabilities and is subsequently adjusted to reflect the current value of the written option until the option is exercised or expires or the Fund enters into a closing purchase transaction. The changes in the value of options purchased during the fiscal period are recognized as a component of “Change in net unrealized appreciation (depreciation) of call and/or put options purchased” on the Statement of Operations. The changes in the value of options written during the fiscal period are recognized as a component of “Change in net unrealized appreciation (depreciation) of call and/or put options written” on the Statement of Operations. When an option is exercised or expires or a Fund enters into a closing purchase transaction, the difference between the net premium received and any amount paid at expiration or on executing a closing purchase transaction, including commission, is recognized as a component of “Net realized gain (loss) from options purchased and/or written ‘” on the Statement of Operations. The Fund, as a writer of an option, has no control over whether the underlying instrument may be sold (called) or purchased (put) and as a result bears the risk of an unfavorable change in the market value of the instrument underlying the written option. There is also the risk the Fund may not be able to enter into a closing transaction because of an illiquid market.

During fiscal year ended December 31, 2010, the Fund wrote covered call options on individual stocks to enhance returns while foregoing some upside potential and bought put options on a single stock to benefit in the event its price declines.

The Fund did not purchase call options during the fiscal year ended December 31, 2010. The average notional amounts of put options purchased and call options written during the fiscal year ended December 31, 2010, were as follows:

Average notional amount of put options purchased	$536,000*

Average notional amount of call options written	$(151,224,470)*

*	The average notional amount is calculated based on the outstanding balance at the beginning of the fiscal year and at the end of each fiscal quarter within the current fiscal year. The Fund was not invested in put options purchased at the beginning of the current fiscal year.

Refer to Footnote 3– Derivative Instruments and Hedging Activities for further details on options activity.

28	Nuveen Investments

Short Sales
The Fund is authorized to make short sales of securities. To secure its obligation to deliver securities sold short, the Fund has instructed the custodian to segregate assets of the Fund as collateral with an equivalent amount of the securities sold short. The collateral required is determined by reference to the market value of the short positions. The Fund is obligated to pay to the party to which the securities were sold short, dividends declared on the stock by the issuer and recognizes such amounts as “Dividend expense on securities sold short” on the Statement of Operations. Short sales are valued daily and the corresponding unrealized gains or losses are recognized as “Change in net unrealized appreciation (depreciation) of securities sold short” on the Statement of Operations.

Liabilities for securities sold short are reported at market value in the accompanying financial statements. Short sale transactions result in off-balance sheet risk because the ultimate obligation may exceed the related amounts shown on the Statement of Assets and Liabilities. The Fund will incur a loss if the price of the security increases between the date of the short sale and the date on which the Fund replaces the borrowed security. The Fund’s loss on a short sale is potentially unlimited because there is no upward limit on the price a borrowed security could attain. The Fund will realize a gain if the price of the security declines between those dates. Gains and losses from securities sold short are recognized as of “Net realized gain (loss) from securities sold short” on the Statement of Operations.

Market and Counterparty Credit Risk
In the normal course of business the Fund may invest in financial instruments and enters into financial transactions where risk of potential loss exists due to changes in the market (market risk) or failure of the other party to the transaction to perform (counterparty credit risk). The potential loss could exceed the value of the financial assets recorded on the financial statements. Financial assets, which potentially expose the Fund to counterparty credit risk, consist principally of cash due from counterparties on forward, option and swap transactions, when applicable. The extent of the Fund’s exposure to counterparty credit risk in respect to these financial assets approximates their carrying value as recorded on the Statement of Assets and Liabilities. Futures contracts, when applicable, expose the Fund to minimal counterparty credit risk as they are exchange traded and the exchange’s clearing house, which is counterparty to all exchange traded futures, guarantees the futures contracts against default.

The Fund helps manage counterparty credit risk by entering into agreements only with counterparties the Adviser, believes have the financial resources to honor their obligations and by having the Adviser monitor the financial stability of the counterparties. Additionally, counterparties may be required to pledge collateral daily (based on the daily valuation of the financial asset) on behalf of the Fund with a value approximately equal to the amount of any unrealized gain above a pre-determined threshold. Reciprocally, when the Fund has an unrealized loss, the Fund has instructed the custodian to pledge assets of the Fund as collateral with a value approximately equal to the amount of the unrealized loss above a pre-determined threshold. Collateral pledges are monitored and subsequently adjusted if and when the valuations fluctuate, either up or down, by at least the pre-determined threshold amount.

Repurchase Agreements
In connection with transactions in repurchase agreements, it is the Fund’s policy that its custodian take possession of the underlying collateral securities, the fair value of which exceeds the principal amount of the repurchase transaction, including accrued interest, at all times. If the counterparty defaults, and the fair value of the collateral declines, realization of the collateral may be delayed or limited.

Zero Coupon Securities
The Fund is authorized to invest in zero coupon securities. A zero coupon security does not pay a regular interest coupon to its holders during the life of the security. Tax-exempt income to the holder of the security comes from accretion of the difference between the original purchase price of the security at issuance and the par value of the security at maturity and is effectively paid at maturity. The market prices of zero coupon securities generally are more volatile than the market prices of securities that pay interest periodically.

Custodian Fee Credit
The Fund has an arrangement with the custodian bank whereby certain custodian fees and expenses are reduced by net credits earned on the Fund’s cash on deposit with the bank. Such deposit arrangements are an alternative to overnight investments. Credits for cash balances may be offset by charges for any days on which the Fund overdraws its account at the custodian bank.

Indemnifications
Under the Fund’s organizational documents, its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Fund. In addition, in the normal course of business, the Fund enters into contracts that provide general indemnifications to other parties. The Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred. However, the Fund has not had prior claims or losses pursuant to these contracts and expects the risk of loss to be remote.

Nuveen Investments	29

Notes to Financial Statements (continued)

Use of Estimates
The preparation of financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results may differ from those estimates.

2.	Fair Value Measurements
In determining the fair value of the Fund’s investments, various inputs are used. These inputs are summarized in the three broad levels listed below:

Level 1	–	Quoted prices in active markets for identical securities.
Level 2	–	Other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).
Level 3	–	Significant unobservable inputs (including management’s assumptions in determining the fair value of investments).

The inputs or methodologies used for valuing securities are not an indication of the risk associated with investing in those securities. The following is a summary of the Fund’s fair value measurements as of December 31, 2010:

	Level 1	Level 2	Level 3	Total
Investments:
Common Stocks *	$283,101,670	$6,254,896	$–	$289,356,566
Convertible Preferred Securities	–	7,538,088	–	7,538,088
Mortgage-Backed Securities	–	5,265,195	134,827	5,400,022
Convertible Bonds	–	48,829,957	–	48,829,957
Corporate Bonds	–	22,136,611	8,205,039	30,341,650
Equity Linked Certificates	–	302,589	–	302,589
Common Stock Right	148,590	–	–	148,590
Short-Term Investments	–	17,348,921	–	17,348,921
Common Stocks Sold Short	(17,471,564)	–	–	(17,471,564)
Derivatives:
Put Options Purchased	36,515	–	–	36,515
Call Options Written	(18,753,608)	–	–	(18,753,608)

Total	$247,061,603	$107,676,257	$8,339,866	$363,077,726

*	Refer to the Fund’s Portfolio of Investments for industry breakdown of Common Stocks classified as Level 2.

The following is a reconciliation of the Fund’s Level 3 investments held at the beginning and end of the measurement period:

	Level 3
	Mortgage-	Level 3
	Backed	Corporate	Level 3
	Securities	Bonds	Total
Balance at the beginning of year	$154,581	$7,511,500	$7,666,081
Gains (losses):
Net realized gains (losses)	102	–	102
Net change in unrealized appreciation (depreciation)	4,028	568,639	572,667
Purchases at cost	–	–	–
Sales at proceeds	(23,804)	–	(23,804)
Net discounts (premiums)	(80)	124,900	124,820
Transfers in to	–	–	–
Transfers out of	–	–	–

Balance at the end of year	$134,827	$8,205,039	$8,339,866

Net change in unrealized appreciation (depreciation) during the fiscal year of Level 3 securities held as of December 31, 2010	$4,028	$568,639	$572,667

The table below presents the transfers in and out of the three valuation levels for the Fund as of the end of the reporting period when compared to the valuation levels at the end of the previous fiscal year. Changes in the leveling of investments are primarily due to changes in the leveling methodologies, changes in the observability of inputs or changes in the pricing source used by the Fund.

Level 1		Level 2		Level 3
Transfers In	(Transfers Out)	Transfers In	(Transfers Out)	Transfers In	(Transfers Out)
$22,820,711	$(659,200)	$659,200	$(22,820,711)	$–	$–

30	Nuveen Investments

3.	Derivative Instruments and Hedging Activities
The Fund records derivative instruments at fair value, with changes in fair value recognized on the Statement of Operations, when applicable. Even though the Fund’s investments in derivatives may represent economic hedges, they are not considered to be hedge transactions for financial reporting purposes. For additional information on the derivative instruments in which the Fund was invested during and at the end of the reporting period, refer to the Portfolio of Investments, Financial Statements and Footnote 1 – General Information and Significant Accounting Policies.

The following table presents the fair value of all derivative instruments held by the Fund as of December 31, 2010, the location of these instruments on the Statement of Assets and Liabilities, and the primary underlying risk exposure.

		Location on the Statement of Assets and Liabilities
	Derivative	Asset Derivatives		Liability Derivatives
Underlying Risk Exposure	Instrument	Location	Value	Location	Value
Equity Price	Options	Put options purchased, at value	$36,515	Call options written, at value	$18,753,608

The following tables present the amount of net realized gain (loss) and change in net unrealized appreciation (depreciation) recognized for the fiscal year ended December 31, 2010, on derivative instruments, as well as the primary risk exposure associated with each.

Net Realized Gain (Loss) from Call Options Written

Risk Exposure
Equity Price	$15,476,270

Change in Net Unrealized Appreciation (Depreciation) of Call Options Written

Risk Exposure
Equity Price	$(1,172,616)

Change in Net Unrealized Appreciation (Depreciation) of Put Options Purchased

Risk Exposure
Equity Price	$(113,491)

4.	Fund Shares
Transactions in shares were as follows:

	Year	Year
	Ended	Ended
	12/31/10	12/31/09
Shares issued to shareholders due to reinvestment of distributions	18,138	–
Shares repurchased and retired	(6,300)	(42,600)

Weighted average:
Price per share repurchased and retired	$15.25	$11.31
Discount per share repurchased and retired	19.28%	19.00%

5.	Investment Transactions
Purchases and sales (including maturities and proceeds from securities sold short but excluding short-term investments and derivative transactions) during the fiscal year ended December 31, 2010, aggregated $280,423,553 and $256,870,803, respectively.

Transactions in call options written during the fiscal year ended December 31, 2010, were as follows:

	Number of	Premiums
	Contracts	Received
Outstanding, beginning of year	55,511	$10,559,402
Call options written	89,229	21,314,349
Call options terminated in closing purchase transactions	(14,786)	(3,595,406)
Call options expired	(16,510)	(3,562,935)
Call options exercised	(53,954)	(11,608,412)

Outstanding, end of the year	59,490	$13,106,998

Nuveen Investments	31

Notes to Financial Statements (continued)

6.	Income Tax Information
The following information is presented on an income tax basis. Differences between amounts for financial statement and federal income tax purposes are primarily due to the recognition of unrealized gain for tax (mark-to-market) on passive foreign investment companies (“PFIC”), the treatment of paydown gains and losses, recognition of premium amortization and timing differences in recognizing certain gains and losses on investment transactions. To the extent that differences arise that are permanent in nature, such amounts are reclassified within the capital accounts as detailed below. Temporary differences do not require reclassification. Temporary and permanent differences do not impact the net asset value of the Fund.

At December 31, 2010, the cost and unrealized appreciation (depreciation) of investments (excluding common stocks sold short and investments in derivatives), as determined on a federal income tax basis, were as follows:

Cost of investments	$361,892,876

Gross unrealized:
Appreciation	$62,411,684
Depreciation	(25,038,177)

Net unrealized appreciation (depreciation) of investments	$37,373,507

Permanent differences, primarily due to tax basis earnings and profits adjustments, foreign currency reclassifications, complex securities character adjustments, investments in PFICs, investments in interest-only mortgage backed securities, paydown adjustments and bond premium amortization adjustments, resulted in reclassifications among the Fund’s components of net assets at December 31, 2010, the Fund’s tax year-end as follows:

Paid-in surplus	$(3,997,531)
Undistributed (Over-distribution of) net investment income	20,672,225
Accumulated net realized gain (loss)	(16,674,694)

The tax components of undistributed net ordinary income and net long-term capital gains at December 31, 2010, the Fund’s tax year end, were as follows:

Undistributed net ordinary income	$–
Undistributed net long-term capital gains	–

The tax character of distributions paid during the Fund’s tax years ended December 31, 2010 and December 31, 2009, was designated for purposes of the dividends paid deduction as follows:

2010
Distributions from net ordinary income *	$23,017,582
Distributions from net long-term capital gains	–

2009
Distributions from net ordinary income *	$17,576,514
Distributions from net long-term capital gains	3,750,880

*	Net ordinary income consists of net taxable income derived from dividends and interest, and current year earnings and profits attributable to realized gains.

At December 31, 2010, the Fund’s tax year end, the Fund had unused capital loss carryforwards of $7,135,188 available for federal income tax purposes to be applied against future capital gains, if any. If not applied, the carryforward will expire on December 31, 2017.

During the tax year ended December 31, 2010, the Fund utilized $7,464,010 of its capital loss carryforward.

The Fund elected to defer net realized losses from investments incurred from November 1, 2010 through December 31, 2010, the Fund’s tax year end, (“post-October losses”) in accordance with federal income tax regulations. The following post-October losses are treated as having arisen on the first day of the following fiscal year:

Post-October PFIC losses	$19,973
Post-October currency losses	202,141

7.	Management Fees and Other Transactions with Affiliates
The Fund’s management fee consists of two components – a fund-level fee, based only on the amount of assets within the Fund, and a complex-level fee, based on the aggregate amount of all eligible fund assets managed by the Adviser. This pricing structure enables Fund shareholders to benefit from growth in the assets within the Fund as well as from growth in the amount of complex-wide assets managed by the Adviser.

32	Nuveen Investments

The annual fund-level fee, payable monthly, is calculated according to the following schedule:

Average Daily Managed Assets*	Fund-Level Fee Rate
For the first $500 million	.8000%
For the next $500 million	.7750
For the next $500 million	.7500
For the next $500 million	.7250
For managed assets over $2 billion	.7000

The annual complex-level fee, payable monthly, is calculated according to the following schedule:

Complex-Level Managed Asset Breakpoint Level*	Effective Rate at Breakpoint Level
$55 billion	.2000%
$56 billion	.1996
$57 billion	.1989
$60 billion	.1961
$63 billion	.1931
$66 billion	.1900
$71 billion	.1851
$76 billion	.1806
$80 billion	.1773
$91 billion	.1691
$125 billion	.1599
$200 billion	.1505
$250 billion	.1469
$300 billion	.1445

*	For the fund-level and complex-level fees, managed assets include closed-end fund assets managed by the Adviser that are attributable to financial leverage. For these purposes, financial leverage includes the funds’ use of preferred stock and borrowings and certain investments in the residual interest certificates (also called inverse floating rate securities) in tender option bond (TOB) trusts, including the portion of assets held by a TOB trust that has been effectively financed by the trust’s issuance of floating rate securities, subject to an agreement by the Adviser as to certain funds to limit the amount of such assets for determining managed assets in certain circumstances. The complex-level fee is calculated based upon the aggregate daily managed assets of all Nuveen funds that constitute “eligible assets.” Eligible assets do not include assets attributable to investments in other Nuveen funds and assets in excess of $2 billion added to the Nuveen Fund complex in connection with the Adviser’s assumption of the management of the former First American Funds effective January 1, 2011. As of December 31, 2010, the complex-level fee rate was .1831%.

The management fee compensates the Adviser for overall investment advisory and administrative services and general office facilities. The Adviser has entered into a Sub-Advisory Agreement with Tradewinds Global Investors, LLC (“Tradewinds”), a subsidiary of Nuveen, under which Tradewinds manages the investment portfolio of the Fund. Tradewinds is compensated for its services to the Fund from the management fee paid to the Adviser.

The Fund pays no compensation directly to those of its trustees who are affiliated with the Adviser or to its officers, all of whom receive remuneration for their services to the Fund from the Adviser or its affiliates. The Board of Trustees has adopted a deferred compensation plan for independent trustees that enables trustees to elect to defer receipt of all or a portion of the annual compensation they are entitled to receive from certain Nuveen advised funds. Under the plan, deferred amounts are treated as though equal dollar amounts had been invested in shares of select Nuveen advised funds.

Nuveen Investments	33

Board Members & Officers (Unaudited)

The management of the Fund, including general supervision of the duties performed for the Fund by the Adviser, is the responsibility of the Board Members of the Fund. The number of board members of the Fund is currently set at ten. None of the board members who are not “interested” persons of the Fund (referred to herein as “independent board members”) has ever been a director or employee of, or consultant to, Nuveen or its affiliates. The names and business addresses of the board members and officers of the Fund, their principal occupations and other affiliations during the past five years, the number of portfolios each oversees and other directorships they hold are set forth below.

Name, Birthdate	Position(s) Held with	Year First	Principal Occupation(s)	Number of Portfolios
and Address	the Fund	Elected or	Including other Directorships	in Fund Complex
		Appointed	During Past 5 Years	Overseen by
		and Term(1)		Board Member

INDEPENDENT BOARD MEMBERS:

■ ROBERT P. BREMNER(2)
8/22/40 333 W. Wacker Drive Chicago, IL 60606	Chairman of the Board and Board Member	1996 Class III	Private Investor and Management Consultant; Treasurer and Director, Humanities Council of Washington, D.C.; Board Member, Independent Directors Council affiliated with the Investment Company Institute.	244

■ JACK B. EVANS
10/22/48 333 W. Wacker Drive Chicago, IL 60606	Board Member	1999 Class III	President, The Hall-Perrine Foundation, a private philanthropic corporation (since 1996); Director and Chairman, United Fire Group, a publicly held company; President Pro Tem of the Board of Regents for the State of Iowa University System; Director, Gazette Companies; Life Trustee of Coe College and the Iowa College Foundation; formerly, Director, Alliant Energy; formerly, Director, Federal Reserve Bank of Chicago; formerly, President and Chief Operating Officer, SCI Financial Group, Inc., a regional financial services firm.	244

■ WILLIAM C. HUNTER
3/6/48 333 W. Wacker Drive Chicago, IL 60606	Board Member	2004 Class I	Dean, Tippie College of Business, University of Iowa (since 2006); Director (since 2004) of Xerox Corporation; Director (since 2005), Beta Gamma Sigma International Honor Society; formerly, Dean and Distinguished Professor of Finance, School of Business at the University of Connecticut (2003-2006); previously, Senior Vice President and Director of Research at the Federal Reserve Bank of Chicago (1995-2003); formerly, Director (1997-2007), Credit Research Center at Georgetown University.	244

34	Nuveen Investments

Name, Birthdate	Position(s) Held with	Year First	Principal Occupation(s)	Number of Portfolios
and Address	the Fund	Elected or	Including other Directorships	in Fund Complex
		Appointed	During Past 5 Years	Overseen by
		and Term(1)		Board Member

INDEPENDENT BOARD MEMBERS (continued):

■ DAVID J. KUNDERT(2)
10/28/42 333 W. Wacker Drive Chicago, IL 60606	Board Member	2005 Class II	Director, Northwestern Mutual Wealth Management Company; retired (since 2004) as Chairman, JPMorgan Fleming Asset Management, President and CEO, Banc One Investment Advisors Corporation, and President, One Group Mutual Funds; prior thereto, Executive Vice President, Banc One Corporation and Chairman and CEO, Banc One Investment Management Group; Member, Board of Regents, Luther College; member of the Wisconsin Bar Association; member of Board of Directors, Friends of Boerner Botanical Gardens; member of Board of Directors and chair of Investment Committee, Greater Milwaukee Foundation.	244

■ WILLIAM J. SCHNEIDER(2)
9/24/44 333 W. Wacker Drive Chicago, IL 60606	Board Member	1997 Class III	Chairman of Miller-Valentine Partners Ltd., a real estate investment company; formerly, Senior Partner and Chief Operating Officer (retired 2004) of Miller-Valentine Group; member, University of Dayton Business School Advisory Council; member, Mid-America Health System board; formerly member and Chair, Dayton Philharmonic Orchestra Association; formerly, member, Business Advisory Council, Cleveland Federal Reserve Bank.	244

■ JUDITH M. STOCKDALE
12/29/47 333 W. Wacker Drive Chicago, IL 60606	Board Member	1997 Class I	Executive Director, Gaylord and Dorothy Donnelley Foundation (since 1994); prior thereto, Executive Director, Great Lakes Protection Fund (1990-1994).	244

■ CAROLE E. STONE(2)
6/28/47 333 W. Wacker Drive Chicago, IL 60606	Board Member	2007 Class I	Director, Chicago Board Options Exchange (since 2006); Director, C2 Options Exchange, Incorporated (since 2009) formerly, Commissioner, New York State Commission on Public Authority Reform (2005-2010); formerly, Chair, New York Racing Association Oversight Board (2005-2007).	244

■ VIRGINIA L. STRINGER
8/16/44 333 West Wacker Drive Chicago, IL 60606	Board Member	2011	Board Member, Mutual Fund Directors Forum; Member, Governing Board, Investment Company Institute’s Independent Directors Council; governance consultant and non-profit board member; former Owner and President, Strategic Management Resources, Inc. a management consulting firm; previously, held several executive positions in general management, marketing and human resources at IBM and The Pillsbury Company; Independent Director, First American Fund Complex (1987-2010) and Chair (1997-2010).	244

Nuveen Investments	35

Board Members & Officers (Unaudited) (continued)

Name, Birthdate	Position(s) Held with	Year First	Principal Occupation(s)	Number of Portfolios
and Address	the Fund	Elected or	Including other Directorships	in Fund Complex
		Appointed	During Past 5 Years	Overseen by
		and Term(1)		Board Member

INDEPENDENT BOARD MEMBERS (continued):

■ TERENCE J. TOTH(2)
9/29/59 333 W. Wacker Drive Chicago, IL 60606	Board Member	2008 Class II	Director, Legal & General Investment Management America, Inc. (since 2008); Managing Partner, Promus Capital (since 2008); formerly CEO and President, Northern Trust Global Investments (2004-2007); Executive Vice President, Quantitative Management & Securities Lending (2000-2004); prior thereto, various positions with Northern Trust Company (since 1994); member: Goodman Theatre Board (since 2004); Chicago Fellowship Boards (since 2005), University of Illinois Leadership Council Board (since 2007) and Catalyst Schools of Chicago Board (since 2008); formerly, member: Northern Trust Mutual Funds Board (2005-2007), Northern Trust Global Investments Board (2004-2007), Northern Trust Japan Board (2004-2007), Northern Trust Securities Inc. Board (2003-2007) and Northern Trust Hong Kong Board (1997-2004).	244

INTERESTED BOARD MEMBER:

■ JOHN P. AMBOIAN(3)
6/14/61 333 W. Wacker Drive Chicago, IL 60606	Board Member	2008 Class II	Chief Executive Officer and Chairman (since 2007) and Director (since 1999) of Nuveen Investments, Inc.; Chief Executive Officer (since 2007) of Nuveen Investments Advisors, Inc.; Director (since 1998) formerly, Chief Executive Officer (2007-2010) of Nuveen Fund Advisors, Inc.	244

Name, Birthdate	Position(s) Held with	Year First	Principal Occupation(s)	Number of Portfolios
and Address	the Fund	Elected or	During Past 5 Years	in Fund Complex
		Appointed(4)		Overseen by
Officer

OFFICERS of the FUND:

■ GIFFORD R. ZIMMERMAN
9/9/56 333 W. Wacker Drive Chicago, IL 60606	Chief Administrative Officer	1988	Managing Director (since 2002), Assistant Secretary and Associate General Counsel of Nuveen Investments LLC; Managing Director (since 2004) and Assistant Secretary (since 1994) of Nuveen Investments, Inc.; Managing Director (since 2002), Assistant Secretary (since 1997) and Co-General Counsel (since 2011) of Nuveen Fund Advisors, Inc.; Managing Director, Assistant Secretary and Associate General Counsel of Nuveen Asset Management, LLC (since 2011); Managing Director, Associate General Counsel and Assistant Secretary, of Symphony Asset Management LLC, (since 2003); Vice President and Assistant Secretary of NWQ Investment Management Company, LLC (since 2002), Nuveen Investments Advisers Inc. (since 2002), Tradewinds Global Investors LLC, and Santa Barbara Asset Management, LLC (since 2006), Nuveen HydePark Group LLC and Nuveen Investment Solutions, Inc. (since 2007) and of Winslow Capital Management Inc. (since 2010); Chief Administrative Officer and Chief Compliance Officer (since 2010) of Nuveen Commodities Asset Management, LLC; Chartered Financial Analyst.	244

36	Nuveen Investments

Name, Birthdate	Position(s) Held with	Year First	Principal Occupation(s)	Number of Portfolios
and Address	the Fund	Elected or	During Past 5 Years	in Fund Complex
		Appointed(4)		Overseen by
				Officer

OFFICERS of the FUND (continued):

■ WILLIAM ADAMS IV
6/9/55 333 W. Wacker Drive Chicago, IL 60606	Vice President	2007	Senior Executive Vice President, Global Structured Products (since 2010), formerly, Executive Vice President (1999-2010) of Nuveen Investments, LLC; Co-President of Nuveen Fund Advisors, Inc. (since 2011); Managing Director (since 2010) of Nuveen Commodities Asset Management, LLC.	131

■ MARGO L. COOK
4/11/64 333 W. Wacker Drive Chicago, IL 60606	Vice President	2009	Executive Vice President (since 2008) of Nuveen Investments, Inc. and of Nuveen Fund Advisors, Inc. (Since-2011); previously, Head of Institutional Asset Management (2007-2008) of Bear Stearns Asset Management; Head of Institutional Asset Mgt (1986-2007) of Bank of NY Mellon; Chartered Financial Analyst.	244

■ LORNA C. FERGUSON
10/24/45 333 W. Wacker Drive Chicago, IL 60606	Vice President	1998	Managing Director (since 2004) of Nuveen Investments, LLC and Managing Director (since 2005) of Nuveen Fund Advisors, Inc.	244

■ STEPHEN D. FOY
5/31/54 333 W. Wacker Drive Chicago, IL 60606	Vice President and Controller	1998	Senior Vice President (since 2010), formerly, Vice President (1993-2010) and Funds Controller (since 1998) of Nuveen Investments, LLC; Senior Vice President (since 2010), formerly, Vice President (2005-2010) of Nuveen Fund Advisors, Inc.; Certified Public Accountant.	244

■ SCOTT S. GRACE
8/20/70 333 W. Wacker Drive Chicago, IL 60606	Vice President and Treasurer	2009	Managing Director, Corporate Finance & Development, Treasurer (since 2009) of Nuveen Investments, LLC; Managing Director and Treasurer (since 2009) of Nuveen Fund Advisors, Inc., Nuveen Investment Solutions, Inc., Nuveen Investments Advisers, Inc., Nuveen Investments Holdings Inc. and (since (2011) Nuveen Asset Management, LLC; Vice President and Treasurer of NWQ Investment Management Company, LLC, Tradewinds Global Investors, LLC, Symphony Asset Management LLC and Winslow Capital Management, Inc.; Vice President of Santa Barbara Asset Management, LLC; formerly, Treasurer (2006-2009), Senior Vice President (2008-2009), previously, Vice President (2006-2008) of Janus Capital Group, Inc.; formerly, Senior Associate in Morgan Stanley’s Global Financial Services Group (2000-2003); Chartered Accountant Designation.	244

Nuveen Investments	37

Board Members & Officers (Unaudited) (continued)

Name, Birthdate	Position(s) Held with	Year First	Principal Occupation(s)	Number of Portfolios
and Address	the Fund	Elected or	During Past 5 Years	in Fund Complex
		Appointed(4)		Overseen by
				Officer

OFFICERS of the FUND (continued):

■ WALTER M. KELLY
2/24/70 333 W. Wacker Drive Chicago, IL 60606	Chief Compliance Officer and Vice President	2003	Senior Vice President (since 2008), Vice President (2006-2008) of Nuveen Investments, LLC; Senior Vice President (since 2008) and Assistant Secretary (since 2008) of Nuveen Fund Advisors, Inc.	244

■ TINA M. LAZAR
8/27/61 333 W. Wacker Drive Chicago, IL 60606	Vice President	2002	Senior Vice President (since 2009), formerly, Vice President of Nuveen Investments, LLC (1999-2009); Senior Vice President (since 2010), formerly, Vice President (2005-2010) of Nuveen Fund Advisors, Inc.	244

■ LARRY W. MARTIN
7/27/51 333 West Wacker Drive Chicago, IL 60606	Vice President and Assistant Secretary	1997	Senior Vice President (since 2010), formerly, Vice President (1993-2010), Assistant Secretary and Assistant General Counsel of Nuveen Investments, LLC; Senior Vice President (since 2011) of Nuveen Asset Management, LLC: Senior Vice President (since 2010), formerly, Vice President (2005-2010), and Assistant Secretary of Nuveen Investments, Inc.; Senior Vice President (since 2010), formerly Vice President (2005-2010), and Assistant Secretary (since 1997) of Nuveen Fund Advisors, Inc., Vice President and Assistant Secretary of Nuveen Investments Advisers Inc. (since 2002), NWQ Investment Management Company, LLC, Symphony Asset Management, LLC (since 2003), Tradewinds Global Investors, LLC, Santa Barbara Asset Management LLC (since 2006), Nuveen HydePark Group, LLC and Nuveen Investment Solutions, Inc. (since 2007); Vice President and Assistant Secretary of Nuveen Commodities Asset Management, LLC (since 2010).	244

■ KEVIN J. MCCARTHY
3/26/66 333 W. Wacker Drive Chicago, IL 60606	Vice President and Secretary	2007	Managing Director (since 2008), formerly, Vice President (2007-2008), Nuveen Investments, LLC; Managing Director (since 2008), Assistant Secretary (since 2007) and Co-General Counsel (since 2011) of Nuveen Fund Advisors, Inc.; Managing Director, Assistant Secretary and Associate General Counsel (since 2011) of Nuveen Asset Management, LLC; Managing Director (since 2008), and Assistant Secretary, Nuveen Investment Holdings, Inc.; Vice President (since 2007) and Assistant Secretary, Nuveen Investment Advisers Inc., NWQ Investment Management Company, LLC, Tradewinds Global Investors LLC, NWQ Holdings, LLC, Symphony Asset Management LLC, Santa Barbara Asset Management LLC, Nuveen HydePark Group, LLC and Nuveen Investment Solutions, Inc. (since 2007) and of Winslow Capital Management, Inc. (since 2010); Vice President and Secretary (since 2010) of Nuveen Commodities Asset Management, LLC; prior thereto, Partner, Bell, Boyd & Lloyd LLP (1997-2007).	244

38	Nuveen Investments

Name, Birthdate	Position(s) Held with	Year First	Principal Occupation(s)	Number of Portfolios
and Address	the Fund	Elected or	During Past 5 Years	in Fund Complex
		Appointed(4)		Overseen by
Officer

OFFICERS of the FUND (continued):

■ KATHLEEN L. PRUDHOMME
3/30/53 800 Nicollet Mall Minneapolis, MN 55402	Vice President and Assistant Secretary	2011	Managing Director, Assistant Secretary and Co-General Counsel (since 2011) of Nuveen Fund Advisors, Inc.; Managing Director, Assistant Secretary and Associate General Counsel (since 2011) of Nuveen Asset Management, LLC; formerly, Secretary of FASF (2004-2010); prior thereto, Assistant Secretary of FASF (1998-2004); Deputy General Counsel, FAF Advisors, Inc. (1998-2010).	244

(1)	Board Members serve three year terms. The Board of Trustees is divided into three classes. Class I, Class II, and Class III, with each being elected to serve until the third succeeding annual shareholders’ meeting subsequent to its election or thereafter in each case when its respective successors are duly elected or appointed. The first year elected or appointed represents the year in which the board member was first elected or appointed to any fund in the Nuveen Complex.

(2)	Also serves as a trustee of the Nuveen Diversified Commodity Fund, an exchange-traded commodity pool managed by Nuveen Commodities Asset Management, LLC, an affiliate of the Adviser.

(3)	Mr. Amboian is an interested trustee because of his position with Nuveen Investments, Inc. and certain of its subsidiaries, which are affiliates of the Nuveen Funds.

(4)	Officers serve one year terms through August of each year. The year first elected or appointed represents the year in which the Officer was first elected or appointed to any fund in the Nuveen Complex.

Nuveen Investments	39

Annual Investment Management
Agreement Approval Process (Unaudited)

The Investment Company Act of 1940, as amended (the “1940 Act”), provides, in substance, that each investment advisory agreement between a fund and its investment adviser (including sub-advisers) will continue in effect from year to year only if its continuance is approved at least annually by the fund’s board members, including by a vote of a majority of the board members who are not parties to the advisory agreement or “interested persons” of any parties (the “Independent Board Members”), cast in person at a meeting called for the purpose of considering such approval. In connection with such approvals, the fund’s board members must request and evaluate, and the investment adviser is required to furnish, such information as may be reasonably necessary to evaluate the terms of the advisory agreement. Accordingly, at a meeting held on May 25-26, 2010 (the “May Meeting”), the Board of Trustees (the “Board,” and each Trustee, a “Board Member”) of the Fund, including a majority of the Independent Board Members, considered and approved the continuation of the advisory and sub-advisory agreements for the Fund for an additional one-year period. These agreements include the investment advisory agreement between Nuveen Asset Management (“NAM”) and the Fund and the sub-advisory agreement between NAM and Tradewinds Global Investors, LLC (the “Sub-Adviser”). In preparation for their considerations at the May Meeting, the Board also held a separate meeting on April 21-22, 2010 (the “April Meeting”). Accordingly, the factors considered and determinations made regarding the renewals by the Independent Board Members include those made at the April Meeting.

In addition, in evaluating the advisory agreement (the “Investment Management Agreement”) and the sub-advisory agreement (the “Sub-advisory Agreement,” and the Investment Management Agreement and Sub-advisory Agreement are each an “Advisory Agreement”), the Independent Board Members reviewed a broad range of information relating to the Fund, NAM and the Sub-Adviser (NAM and the Sub-Adviser are each a “Fund Adviser”), including absolute and comparative performance, fee and expense information for the Fund (as described in more detail below), the profitability of Nuveen for its advisory activities (which includes its wholly owned subsidiaries), and other information regarding the organization, personnel, and services provided by the respective Fund Adviser. The Independent Board Members also met quarterly as well as at other times as the need arose during the year and took into account the information provided at such meetings and the knowledge gained therefrom. Prior to approving the renewal of the Advisory Agreements, the Independent Board Members reviewed the foregoing information with their independent legal counsel and with management, reviewed materials from independent legal counsel describing applicable law and their duties in reviewing advisory contracts, and met with independent legal counsel in private sessions without management present. The Independent Board Members considered the legal advice provided by independent legal counsel and relied upon their knowledge of the Fund Adviser, its services and the Fund resulting from their meetings and other interactions throughout the year and their own business judgment in determining the factors to be considered in evaluating the Advisory Agreements. Each Board Member may have accorded different weight to the various factors in reaching his or her conclusions with respect to the Fund’s Advisory Agreements. The Independent Board Members did not identify any single factor as all-important or controlling. The Independent Board Members’ considerations were instead based on a comprehensive consideration of all the information presented. The principal factors considered by the Board and its conclusions are described below.

A.	Nature, Extent and Quality of Services
In considering renewal of the Advisory Agreements, the Independent Board Members considered the nature, extent and quality of the Fund Adviser’s services, including advisory services and administrative services. The Independent Board Members reviewed materials outlining, among other things, the Fund Adviser’s organization and business; the types of services that the Fund Adviser or its affiliates provide and are expected to provide to the Fund; the performance record of the Fund (as described in further detail below); and any initiatives Nuveen had taken for the applicable fund product line, including continued activities to refinance auction rate preferred

40	Nuveen Investments

securities, manage leverage during periods of market turbulence and implement an enhanced leverage management process, modify investment mandates in light of market conditions and seek shareholder approval as necessary, maintain the fund share repurchase program and maintain shareholder communications to keep shareholders apprised of Nuveen’s efforts in refinancing preferred shares. In addition to the foregoing, the Independent Board Members also noted the additional services that NAM or its affiliates provide to closed-end funds, including, in particular, Nuveen’s continued commitment to supporting the secondary market for the common shares of its closed-end funds through a variety of programs designed to raise investor and analyst awareness and understanding of closed-end funds. These efforts include maintaining an investor relations program to provide timely information and education to financial advisers and investors; providing marketing for the closed-end funds; maintaining and enhancing a closed-end fund website; participating in conferences and having direct communications with analysts and financial advisors.

As part of their review, the Independent Board Members also evaluated the background, experience and track record of the Fund Adviser’s investment personnel. In this regard, the Independent Board Members considered any changes in the personnel, and the impact on the level of services provided to the Fund, if any. The Independent Board Members also reviewed information regarding portfolio manager compensation arrangements to evaluate the Fund Adviser’s ability to attract and retain high quality investment personnel, preserve stability, and reward performance but not provide an incentive for taking undue risks.

In addition to advisory services, the Independent Board Members considered the quality of administrative services provided by NAM and its affiliates including product management, fund administration, oversight of service providers, shareholder services, administration of Board relations, regulatory and portfolio compliance and legal support. Given the importance of compliance, the Independent Board Members also considered NAM’s compliance program, including the report of the chief compliance officer regarding the Fund’s compliance policies and procedures.

The Independent Board Members also considered NAM’s oversight of the performance, business activities and compliance of the Sub-Adviser. In that regard, the Independent Board Members reviewed an evaluation of the Sub-Adviser from NAM. The evaluation also included information relating to the Sub-Adviser’s organization, operations, personnel, assets under management, investment philosophy, strategies and techniques in managing the Fund, developments affecting the Sub-Adviser, and an analysis of the Sub-Adviser. As described in further detail below, the Board also considered the performance of the Fund. In addition, the Board recognized that the Sub-advisory Agreement was essentially an agreement for portfolio management services only and the Sub-Adviser was not expected to supply other significant administrative services to the Fund. As part of their oversight, the Independent Board Members also continued their program of seeking to visit each sub-adviser to the Nuveen funds at least once over a multiple year rotation, meeting with key investment and business personnel. In this regard, the Independent Board Members met with the Sub-Adviser in 2009 and 2010. The Independent Board Members noted that NAM recommended the renewal of the Sub-advisory Agreement and considered the basis for such recommendations.

Based on their review, the Independent Board Members found that, overall, the nature, extent and quality of services provided (and expected to be provided) to the Fund under the Investment Management Agreement or Sub-advisory Agreement, as applicable, were satisfactory.

B.	The Investment Performance of the Fund and Fund Advisers
The Board considered the performance results of the Fund over various time periods. The Board reviewed, among other things, the Fund’s historic investment performance as well as information comparing the Fund’s performance information with that of other funds (the “Performance Peer Group”) based on data provided by an independent provider of mutual fund data and with recognized and/or customized benchmarks. In this regard, the performance information the Board reviewed included the Fund’s total return information compared to the returns of its Performance Peer Group and recognized and/or customized benchmarks for the quarter, one- and three-year periods ending December 31, 2009 and for the same periods ending March 31, 2010. Moreover, the Board reviewed the peer ranking of the Nuveen funds sub-advised by the Sub-Adviser in the aggregate. The Independent Board Members also reviewed historic premium and discount levels. This information supplemented the Fund performance information provided to the Board at each of its quarterly meetings.

Nuveen Investments	41

Annual Investment Management
Agreement Approval Process (Unaudited) (continued)

In reviewing peer comparison information, the Independent Board Members recognized that the Performance Peer Group of certain funds may not adequately represent the objectives and strategies of the funds, thereby limiting the usefulness of comparing a fund’s performance with that of its Performance Peer Group. Based on their review, the Independent Board Members determined that the Fund’s investment performance over time had been satisfactory. The Board noted that the Fund generally demonstrated favorable performance in comparison to its peers, performing in the top two quartiles.

C.	Fees, Expenses and Profitability

1. Fees and Expenses
The Board evaluated the management fees and expenses of the Fund reviewing, among other things, the Fund’s gross management fees, net management fees and net expense ratios in absolute terms as well as compared to the fee and expenses of a comparable universe of funds based on data provided by an independent fund data provider (the “Peer Universe”) and in certain cases, to a more focused subset of funds in the Peer Universe (the “Peer Group”) and any expense limitations.

The Independent Board Members further reviewed the methodology regarding the construction of the applicable Peer Universe and/or Peer Group. In reviewing the comparisons of fee and expense information, the Independent Board Members took into account that in certain instances various factors such as: the asset level of a fund relative to peers; the limited size and particular composition of the Peer Universe or Peer Group; the investment objectives of the peers; expense anomalies; changes in the funds comprising the Peer Universe or Peer Group from year to year; levels of reimbursement; the timing of information used; and the differences in the type and use of leverage may impact the comparative data, thereby limiting the ability to make a meaningful comparison with peers.

In reviewing the fee schedule for the Fund, the Independent Board Members also considered the fund-level and complex-wide breakpoint schedules (described in further detail below) and any fee waivers and reimbursements provided by Nuveen (applicable, in particular, for certain closed-end funds launched since 1999). The Independent Board Members noted that the Fund had net management fees and/or a net expense ratio below the peer average of its Peer Group or Peer Universe.

Based on their review of the fee and expense information provided, the Independent Board Members determined that the Fund’s management fees were reasonable in light of the nature, extent and quality of services provided to the Fund.

2. Comparisons with the Fees of Other Clients
The Independent Board Members further reviewed information regarding the nature of services and fee rates offered by NAM to other clients. Such clients include separately managed accounts (both retail and institutional accounts), foreign investment funds offered by Nuveen and funds that are not offered by Nuveen but are sub-advised by one of Nuveen’s investment management teams. In evaluating the comparisons of fees, the Independent Board Members noted that the fee rates charged to the Fund and other clients vary, among other things, because of the different services involved and the additional regulatory and compliance requirements associated with registered investment companies, such as the Fund. Accordingly, the Independent Board Members considered the differences in the product types, including, but not limited to, the services provided, the structure and operations, product distribution and costs thereof, portfolio investment policies, investor profiles, account sizes and regulatory requirements. The Independent Board Members noted, in particular, that the range of services provided to the Fund (as discussed above) is much more extensive than that provided to separately managed accounts. Given the inherent differences in the products, particularly the extensive services provided to the Fund, the Independent Board Members believe such facts justify the different levels of fees.

In considering the fees of the Sub-Adviser, the Independent Board Members also considered the pricing schedule or fees that the Sub-Adviser charges for similar investment management services for other fund sponsors or clients (such as retail and/or institutional managed accounts) as applicable.

42	Nuveen Investments

3. Profitability of Fund Advisers
In conjunction with its review of fees, the Independent Board Members also considered the profitability of Nuveen for its advisory activities (which incorporated Nuveen’s wholly-owned affiliated sub-advisers) and its financial condition. The Independent Board Members reviewed the revenues and expenses of Nuveen’s advisory activities for the last two years, the allocation methodology used in preparing the profitability data and an analysis of the key drivers behind the changes in revenues and expenses that impacted profitability in 2009. The Independent Board Members noted this information supplemented the profitability information requested and received during the year to help keep them apprised of developments affecting profitability (such as changes in fee waivers and expense reimbursement commitments). In this regard, the Independent Board Members noted that they had also appointed an Independent Board Member as a point person to review and keep them apprised of changes to the profitability analysis and/or methodologies during the year. The Independent Board Members also considered Nuveen’s revenues for advisory activities, expenses, and profit margin compared to that of various unaffiliated management firms with similar amounts of assets under management and relatively comparable asset composition prepared by Nuveen.

In reviewing profitability, the Independent Board Members recognized the subjective nature of determining profitability which may be affected by numerous factors including the allocation of expenses. Further, the Independent Board Members recognized the difficulties in making comparisons as the profitability of other advisers generally is not publicly available and the profitability information that is available for certain advisers or management firms may not be representative of the industry and may be affected by, among other things, the adviser’s particular business mix, capital costs, types of funds managed and expense allocations. Notwithstanding the foregoing, the Independent Board Members reviewed Nuveen’s methodology and assumptions for allocating expenses across product lines to determine profitability. In reviewing profitability, the Independent Board Members recognized Nuveen’s investment in its fund business. Based on their review, the Independent Board Members concluded that Nuveen’s level of profitability for its advisory activities was reasonable in light of the services provided.

In evaluating the reasonableness of the compensation, the Independent Board Members also considered other amounts paid to a Fund Adviser by the Fund as well as any indirect benefits (such as soft dollar arrangements, if any) the Fund Adviser and its affiliates receive, or are expected to receive, that are directly attributable to the management of the Fund, if any. See Section E below for additional information on indirect benefits a Fund Adviser may receive as a result of its relationship with the Fund. Based on their review of the overall fee arrangements of the Fund, the Independent Board Members determined that the advisory fees and expenses of the Fund were reasonable.

D.	Economies of Scale and Whether Fee Levels Reflect These Economies of Scale
With respect to economies of scale, the Independent Board Members have recognized the potential benefits resulting from the costs of a fund being spread over a larger asset base, although economies of scale are difficult to measure and predict with precision, particularly on a fund-by-fund basis. One method to help ensure the shareholders share in these benefits is to include breakpoints in the advisory fee schedule. Generally, management fees for funds in the Nuveen complex are comprised of a fund-level component and a complex-level component, subject to certain exceptions. Accordingly, the Independent Board Members reviewed and considered the applicable fund-level breakpoints in the advisory fee schedules that reduce advisory fees as asset levels increase. Further, the Independent Board Members noted that although closed-end funds may from time to time make additional share offerings, the growth of their assets will occur primarily through the appreciation of such funds’ investment portfolio.

In addition to fund-level advisory fee breakpoints, the Board also considered the Fund’s complex-wide fee arrangement. Pursuant to the complex-wide fee arrangement, the fees of the funds in the Nuveen complex are generally reduced as the assets in the fund complex reach certain levels. The complex-wide fee arrangement seeks to provide the benefits of economies of scale to fund shareholders when total fund complex assets increase, even if assets of a particular fund are unchanged or have decreased. The approach reflects the notion that some of Nuveen’s costs are attributable to services provided to all its funds in the complex and therefore all funds benefit if these costs are spread over a larger asset base.

Nuveen Investments	43

Annual Investment Management
Agreement Approval Process (Unaudited) (continued)

Based on their review, the Independent Board Members concluded that the breakpoint schedules and complex-wide fee arrangement were acceptable and reflect economies of scale to be shared with shareholders when assets under management increase.

E.	Indirect Benefits

In evaluating fees, the Independent Board Members received and considered information regarding potential “fall out” or ancillary benefits the respective Fund Adviser or its affiliates may receive as a result of its relationship with the Fund. In this regard, the Independent Board Members considered any revenues received by affiliates of NAM for serving as agent at Nuveen’s trading desk and as co-manager in initial public offerings of new closed-end funds.

In addition to the above, the Independent Board Members considered whether each Fund Adviser received any benefits from soft dollar arrangements whereby a portion of the commissions paid by the Fund for brokerage may be used to acquire research that may be useful to the Fund Adviser in managing the assets of the Fund and other clients. With respect to NAM, the Independent Board Members noted that NAM does not currently have any soft dollar arrangements; however, to the extent certain bona fide agency transactions that occur on markets that traditionally trade on a principal basis and riskless principal transactions are considered as generating “commissions,” NAM intends to comply with the applicable safe harbor provisions. With respect to the Sub-Adviser, the Independent Board Members considered that the Sub-Adviser may benefit from its soft dollar arrangements pursuant to which it receives research from brokers that execute the Fund’s portfolio transactions. The Independent Board Members further noted that the Sub-Adviser’s profitability may be lower if it were required to pay for this research with hard dollars.

Based on their review, the Independent Board Members concluded that any indirect benefits received by a Fund Adviser as a result of its relationship with the Fund were reasonable and within acceptable parameters.

F.	Other Considerations

The Independent Board Members did not identify any single factor discussed previously as all-important or controlling. The Board Members, including the Independent Board Members, unanimously concluded that the terms of the Investment Management Agreement and Sub-advisory Agreement are fair and reasonable, that the respective Fund Adviser’s fees are reasonable in light of the services provided to the Fund and that the Investment Management Agreement and the Sub-advisory Agreement be renewed.

44	Nuveen Investments

Reinvest Automatically
Easily and Conveniently

Nuveen makes reinvesting easy. A phone call is all it takes to set up your reinvestment account.

Nuveen Closed-End Funds Automatic Reinvestment Plan
Your Nuveen Closed-End Fund allows you to conveniently reinvest distributions in additional Fund shares.

By choosing to reinvest, you’ll be able to invest money regularly and automatically, and watch your investment grow through the power of compounding. Just like distributions in cash, there may be times when income or capital gains taxes may be payable on distributions that are reinvested.

It is important to note that an automatic reinvestment plan does not ensure a profit, nor does it protect you against loss in a declining market.

Easy and convenient
To make recordkeeping easy and convenient, each quarter you’ll receive a statement showing your total distributions, the date of investment, the shares acquired and the price per share, and the total number of shares you own.

How shares are purchased
The shares you acquire by reinvesting will either be purchased on the open market or newly issued by the Fund. If the shares are trading at or above net asset value at the time of valuation, the Fund will issue new shares at the greater of the net asset value or 95% of the then-current market price. If the shares are trading at less than net asset value, shares for your account will be purchased on the open market. If the Plan Agent begins purchasing Fund shares on the open market while shares are trading below net asset value, but the Fund’s shares subsequently trade at or above their net asset value before the Plan Agent is able to complete its purchases, the Plan Agent may cease open-market purchases and may invest the uninvested portion of the distribution in newly-issued Fund shares at a price equal to the greater of the shares’ net asset value or 95% of the shares’ market value on the last business day immediately prior to the purchase date. Distributions received to purchase shares in the open market will normally be invested shortly after the distribution payment date. No interest will be paid on distributions awaiting reinvestment. Because the market price of the shares may increase before purchases are completed, the average purchase price per share may exceed the market price at the time of valuation, resulting in the acquisition of fewer shares than if the distribution had been paid in shares issued by the Fund. A pro rata portion of any applicable brokerage commissions on open market purchases will be paid by Plan participants. These commissions usually will be lower than those charged on individual transactions.

Nuveen Investments	45

Flexible
You may change your distribution option or withdraw from the Plan at any time, should your needs or situation change.

You can reinvest whether your shares are registered in your name, or in the name of a brokerage firm, bank, or other nominee. Ask your financial advisor if his or her firm will participate on your behalf. Participants whose shares are registered in the name of one firm may not be able to transfer the shares to another firm and continue to participate in the Plan.

The Fund reserves the right to amend or terminate the Plan at any time. Although the Fund reserves the right to amend the Plan to include a service charge payable by the participants, there is no direct service charge to participants in the Plan at this time.

Call today to start reinvesting distributions
For more information on the Nuveen Automatic Reinvestment Plan or to enroll in or withdraw from the Plan, speak with your financial advisor or call us at (800) 257-8787.

46	Nuveen Investments

Glossary of Terms
Used in this Report

■	Average Annual Total Return: This is a commonly used method to express an investment’s performance over a particular, usually multi-year time period. It expresses the return that would have been necessary each year to equal the investment’s actual cumulative performance (including change in NAV or market price and reinvested dividends and capital gains distributions, if any) over the time period being considered.

■	Current Distribution Rate: Current distribution rate is based on the Fund’s current annualized quarterly distribution divided by the Fund’s current market price. The Fund’s quarterly distributions to its shareholders may be comprised of ordinary income, net realized capital gains and, if at the end of the calendar year the Fund’s cumulative net ordinary income and net realized gains are less than the amount of the Fund’s distributions, a tax return of capital.

■	Net Asset Value (NAV): A Fund’s NAV per share is calculated by subtracting the liabilities of the Fund from its total assets and then dividing the remainder by the number of shares outstanding. Fund NAVs are calculated at the end of each business day.

Nuveen Investments	47

Notes

48	Nuveen Investments

Notes

Nuveen Investments	49

Notes

50	Nuveen Investments

Other Useful Information

Board of Trustees
John P. Amboian

Robert P. Bremner

Jack B. Evans

William C. Hunter

David J. Kundert

William J. Schneider

Judith M. Stockdale

Carole E. Stone

Virginia L. Stringer

Terence J. Toth

Fund Manager
Nuveen Fund Advisors, Inc.
333 West Wacker Drive
Chicago, IL 60606

Custodian
State Street Bank & Trust Company
Boston, MA

Transfer Agent and
Shareholder Services
State Street Bank & Trust Company
Nuveen Funds
P.O. Box 43071
Providence, RI 02940-3071
(800) 257-8787

Legal Counsel
Chapman and Cutler LLP
Chicago, IL

Independent Registered
Public Accounting Firm
PricewaterhouseCoopers LLP
Chicago, IL

Quarterly Portfolio of Investments And Proxy Voting Information

You may obtain (i) the Fund’s quarterly portfolio of investments, (ii) information regarding how the Fund voted proxies relating to portfolio securities held during the most recent twelve-month period ended June 30, and (iii) a description of the policies and procedures that the Fund used to determine how to vote proxies relating to portfolio securities without charge, upon request, by calling Nuveen Investments toll-free at (800) 257-8787 or on Nuveen’s website at www.nuveen.com.

You may also obtain this and other Fund information directly from the Securities and Exchange Commission (SEC). The SEC may charge a copying fee for this information. Visit the SEC on-line at http://www.sec.gov or in person at the SEC’s Public Reference Room in Washington, D.C. Call the SEC at (202) 942-8090 for room hours and operation. You may also request Fund information by sending an e-mail request to publicinfo@sec.gov or by writing to the SEC’s Public Reference Section at 100 F Street NE, Washington, D.C. 20549.

CEO Certification Disclosure

The Fund’s Chief Executive Officer has submitted to the New York Stock Exchange (NYSE) the annual CEO certification as required by Section 303A.12(a) of the NYSE Listed Company Manual.

The Fund has filed with the SEC the certification of its Chief Executive Officer and Chief Financial Officer required by Section 302 of the Sarbanes-Oxley Act.

Distribution Information

The Fund hereby designates its percentages of dividends paid from net ordinary income as dividends qualifying for the 70% dividends received deduction (DRD) for corporations and their percentages as qualified dividend income (QDI) for individuals under Section 1 (h)(11) of the Internal Revenue Code as shown in the accompanying table. The actual qualified dividend income distributions will be reported to shareholders on Form 1099-DIV which will be sent to shareholders shortly after calendar year end.

	% of DRD	% of QDI
JGV	6.48%	24.61%

Common Share Information

The Fund intends to repurchase shares of its own common stock in the future at such times and in such amounts as is deemed advisable. During the period covered by this report, the Fund repurchased shares of its common stock as shown in the accompanying table.

Common Shares
Repurchased
JGV	6,300

Any future repurchases will be reported to shareholders in the next annual or semi-annual report.

Nuveen Investments	51

Nuveen Investments:
Serving Investors for Generations

Since 1898, financial advisors and their clients have relied on Nuveen Investments to provide dependable investment solutions through continued adherence to proven, longterm investing principles. Today, we offer a range of high quality equity and fixed-income solutions designed to be integral components of a well-diversified core portfolio.

Focused on meeting investor needs.

Nuveen Investments is a global investment management firm that seeks to help secure the long-term goals of institutions and high net worth investors as well as the consultants and financial advisors who serve them. We market our growing range of specialized investment solutions under the high-quality brands of HydePark, NWQ, Nuveen Asset Management, Santa Barbara, Symphony, Tradewinds and Winslow Capital. In total, Nuveen Investments managed approximately $195 billion of assets as of December 31, 2010.

Find out how we can help you.

To learn more about how the products and services of Nuveen Investments may be able to help you meet your financial goals, talk to your financial advisor, or call us at (800) 257-8787. Please read the information provided carefully before you invest. Investors should consider the investment objective and policies, risk considerations, charges and expenses of any investment carefully. Where applicable, be sure to obtain a prospectus, which contains this and other relevant information. To obtain a prospectus, please contact your securities representative or Nuveen Investments, 333 W. Wacker Dr., Chicago, IL 60606. Please read the prospectus carefully before you invest or send money.

Learn more about Nuveen Funds at: www.nuveen.com/cef

Nuveen makes things e-simple.

It only takes a minute to sign up for e-Reports. Once enrolled, you’ll receive an e-mail as soon as your Nuveen Fund information is ready—no more waiting for delivery by regular mail. Just click on the link within the e-mail to see the report and save it on your computer if you wish.

Free e-Reports right to your e-mail!

www.investordelivery.com
If you receive your Nuveen Fund distributions and statements from your financial advisor or brokerage account.

OR

www.nuveen.com/accountaccess
If you receive your Nuveen Fund distributions and statements directly from Nuveen.

Distributed by Nuveen Investments, LLC 333 West Wacker Drive Chicago, IL 60606 www.nuveen.com

EAN-H-1210D

ITEM 2. CODE OF ETHICS.
As of the end of the period covered by this report, the registrant has adopted a code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions. There were no amendments to or waivers from the Code during the period covered by this report. The registrant has posted the code of ethics on its website at www.nuveen.com/CEF/Info/Shareholder/. (To view the code, click on Fund Governance and then click on Code of Conduct.)
ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.
The registrant’s Board of Directors or Trustees (“Board”) determined that the registrant has at least one “audit committee financial expert” (as defined in Item 3 of Form N-CSR) serving on its Audit Committee. As of January 1, 2011, registrant’s audit committee financial expert is Carole E. Stone, who is “independent” for purposes of Item 3 of Form N-CSR.
Ms. Stone served for five years as Director of the New York State Division of the Budget. As part of her role as Director, Ms. Stone was actively involved in overseeing the development of the State’s operating, local assistance and capital budgets, its financial plan and related documents; overseeing the development of the State’s bond-related disclosure documents and certifying that they fairly presented the State’s financial position; reviewing audits of various State and local agencies and programs; and coordinating the State’s system of internal audit and control. Prior to serving as Director, Ms Stone worked as a budget analyst/examiner with increasing levels of responsibility over a 30 year period, including approximately five years as Deputy Budget Director. Ms. Stone has also served as Chair of the New York State Racing Association Oversight Board, as Chair of the Public Authorities Control Board, as a Commissioner on the New York State Commission on Public Authority Reform and as a member of the Boards of Directors of several New York State public authorities. These positions have involved overseeing operations and finances of certain entities and assessing the adequacy of project/entity financing and financial reporting. Currently, Ms. Stone is on the Board of Directors of CBOE Holdings, Inc., of the Chicago Board Options Exchange, and of C2 Options Exchange. Ms. Stone’s position on the boards of these entities and as a member of both CBOE Holdings’ Audit Committee and its Finance Committee has involved, among other things, the oversight of audits, audit plans and preparation of financial statements.
ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.
NUVEEN GLOBAL VALUE OPPORTUNITIES FUND
The following tables show the amount of fees that PricewaterhouseCoopers LLP, the Fund’s auditor, billed to the Fund during the Fund’s last two full fiscal years. For engagements with PricewaterhouseCoopers LLP the Audit Committee approved in advance all audit services and non-audit services that PricewaterhouseCoopers LLP provided to the Fund, except for those non-audit services that were subject to the pre-approval exception under Rule 2-01 of Regulation S-X (the “pre-approval exception”). The pre-approval exception for services provided directly to the Fund waives the pre-approval requirement for services other than audit, review or attest services if: (A) the aggregate amount of all such services provided constitutes no more than 5% of the total amount of revenues paid by the Fund to its accountant during the fiscal year in which the services are provided; (B) the Fund did not recognize the services as non-audit services at the time of the engagement; and (C) the services are promptly brought to the Audit Committee’s attention, and the Committee (or its delegate) approves the services before the audit is completed.
The Audit Committee has delegated certain pre-approval responsibilities to its Chairman (or, in his absence, any other member of the Audit Committee).
SERVICES THAT THE FUND’S AUDITOR BILLED TO THE FUND

	Audit Fees Billed	Audit-Related Fees	Tax Fees	All Other Fees
Fiscal Year Ended	to Fund [1]	Billed to Fund [2]	Billed to Fund [3]	Billed to Fund [4]

December 31, 2010	$26,472	$0	$1,905	$0

Percentage approved pursuant to pre-approval exception	0%	0%	0%	0%

December 31, 2009	$20,530	$0	$1,850	$0

Percentage approved pursuant to pre-approval exception	0%	0%	0%	0%

[1]	“Audit Fees” are the aggregate fees billed for professional services for the audit of the Fund’s annual financial statements and services provided in connection with statutory and regulatory filings or engagements.

[2]	“Audit Related Fees” are the aggregate fees billed for assurance and related services reasonably related to the performance of the audit or review of financial statements and are not reported under “Audit Fees”.

[3]	“Tax Fees” are the aggregate fees billed for professional services for tax advice, tax compliance, and tax planning.

[4]	“All Other Fees” are the aggregate fees billed for products and services for agreed upon procedures engagements performed for leveraged funds.
SERVICES THAT THE FUND’S AUDITOR BILLED TO THE
ADVISER AND AFFILIATED FUND SERVICE PROVIDERS
The following tables show the amount of fees billed by PricewaterhouseCoopers LLP to Nuveen Fund Advisors, Inc. (formerly Nuveen Asset Management) (the “Adviser”), and any entity controlling, controlled by or under common control with the Adviser that provides ongoing services to the Fund (“Affiliated Fund Service Provider”), for engagements directly related to the Fund’s operations and financial reporting, during the Fund’s last two full fiscal years.
The tables also show the percentage of fees subject to the pre-approval exception. The pre-approval exception for services provided to the Adviser and any Affiliated Fund Service Provider (other than audit, review or attest services) waives the pre-approval requirement if: (A) the aggregate amount of all such services provided constitutes no more than 5% of the total amount of revenues paid to PricewaterhouseCoopers LLP by the Fund, the Adviser and Affiliated Fund Service Providers during the fiscal year in which the services are provided that would have to be pre-approved by the Audit Committee; (B) the Fund did not recognize the services as non-audit services at the time of the engagement; and (C) the services are promptly brought to the Audit Committee’s attention, and the Committee (or its delegate) approves the services before the Fund’s audit is completed.

	Audit-Related Fees	Tax Fees Billed to	All Other Fees
	Billed to Adviser and	Adviser and	Billed to Adviser
	Affiliated Fund	Affiliated Fund	and Affiliated Fund
Fiscal Year Ended	Service Providers	Service Providers	Service Providers

December 31, 2010	$0	$0	$0

Percentage approved pursuant to pre-approval exception	0%	0%	0%

December 31, 2009	$0	$0	$0

Percentage approved pursuant to pre-approval exception	0%	0%	0%

NON-AUDIT SERVICES
The following table shows the amount of fees that PricewaterhouseCoopers LLP billed during the Fund’s last two full fiscal years for non-audit services. The Audit Committee is required to pre-approve non-audit services that PricewaterhouseCoopers LLP provides to the Adviser and any Affiliated Fund Services Provider, if the engagement related directly to the Fund’s operations and financial reporting (except for those subject to the pre-approval exception described above). The Audit Committee requested and received information from PricewaterhouseCoopers LLP about any non-audit services that PricewaterhouseCoopers LLP rendered during the Fund’s last fiscal year to the Adviser and any Affiliated Fund Service Provider. The Committee considered this information in evaluating PricewaterhouseCoopers LLP’s independence.

Total Non-Audit Fees
billed to Adviser and
		Affiliated Fund Service	Total Non-Audit Fees
		Providers (engagements	billed to Adviser and
		related directly to the	Affiliated Fund Service
	Total Non-Audit Fees	operations and financial	Providers (all other
Fiscal Year Ended	Billed to Fund	reporting of the Fund)	engagements)	Total

December 31, 2010	$1,905	$0	$0	$1,905
December 31, 2009	$1,850	$0	$0	$1,850
“Non-Audit Fees billed to Fund” for both fiscal year ends represent “Tax Fees” and “All Other Fees” billed to Fund in their respective amounts from the previous table.
Audit Committee Pre-Approval Policies and Procedures. Generally, the Audit Committee must approve (i) all non-audit services to be performed for the Fund by the Fund’s independent accountants and (ii) all audit and non-audit services to be performed by the Fund’s independent accountants for the Affiliated Fund Service Providers with respect to operations and financial reporting of the Fund. Regarding tax and research projects conducted by the independent accountants for the Fund and Affiliated Fund Service Providers (with respect to operations and financial reports of the Fund) such engagements will be (i) pre-approved by the Audit Committee if they are expected to be for amounts greater than $10,000; (ii) reported to the Audit Committee chairman for his verbal approval prior to engagement if they are expected to be for amounts under $10,000 but greater than $5,000; and (iii) reported to the Audit Committee at the next Audit Committee meeting if they are expected to be for an amount under $5,000.
ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANTS.
The registrant’s Board has a separately designated Audit Committee established in accordance with Section 3(a)(58)(A) of the Securities Exchange Act of 1934, as amended (15 U.S.C. 78c(a)(58)(A)). As of January 1, 2011, members of the audit committee are Robert P. Bremner, David J. Kundert, William J. Schneider, Carole E. Stone and Terence J. Toth.
ITEM 6. SCHEDULE OF INVESTMENTS.
(a)	See Portfolio of Investments in Item 1.

(b)	Not applicable.
ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.
The Adviser, Nuveen Fund Advisors, Inc., has engaged Tradewinds Global Investors, LLC, (“Tradewinds”) as Sub-Adviser to provide discretionary investment advisory services. As part of these services, the Adviser has also delegated to the Sub-Adviser the full responsibility for proxy voting and related duties in accordance with the Sub-Adviser’s policy and procedures. The Adviser periodically will monitor the Sub-Adviser’s voting to ensure that they are carrying out their duties. The Sub-Adviser’s proxy voting policies and procedures are summarized as follows:
Tradewinds’ Proxy Voting Policies and Procedures were developed and are maintained to ensure that proxies for which Tradewinds has ultimate voting authority are voted consistently and solely in the best economic interests of the beneficiaries of these equity investments. Note that clients may otherwise reserve the right to vote their proxies.
Tradewinds has engaged a third party service provider, MSCI Institutional Shareholder Services (“ISS”) to assist with the proxy voting process. We review their recommendations and frequently follow them; however, on selected issues, Tradewinds may not vote in accordance with the ISS recommendations when we believe that they are not in the best economic interest of our clients. If Tradewinds manages assets of a company or its pension plan and any of Tradewinds’ clients hold securities of that company, Tradewinds will vote proxies relating to such company’s securities in accordance with ISS recommendations to avoid any conflict of interest. If a client requests Tradewinds to follow specific voting guidelines or additional guidelines, Tradewinds will review the request and inform the client only if Tradewinds is not able to follow the request.
Tradewinds generally does not intend to vote proxies associated with the securities of any issuer if as a result of voting, the issuer restricts such securities from being transacted for a period (this occurs for issuers in a few foreign countries), or where the voting would in Tradewinds’ judgment result in some other financial, legal, regulatory disability or burden to Tradewinds or the client (such as imputing control with respect to the issuer).
ITEM 8. PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.
Nuveen Fund Advisors, Inc. is the registrant’s investment adviser (also referred to as the “Adviser”.) The Adviser is responsible for the selection and on-going monitoring of the Fund’s investment portfolio, managing the Fund’s business affairs and providing certain clerical, bookkeeping and administrative services. The Adviser has engaged Tradewinds Global Investors, LLC, for a portion of the registrant’s investments (Tradewinds is also referred to as “Sub-Adviser”). Tradewinds, as Sub-Adviser, provides discretionary investment advisory services. The following section provides information on the portfolio managers at the Sub-Adviser:

Item 8 (a)(1).	PORTFOLIO MANAGER BIOGRAPHY
David B. Iben, CFA, Chief Investment Officer, Co-President of Tradewinds, Executive Managing Director, Portfolio Manager/Analyst
Prior to joining NWQ in 2000, and forming the affiliate Tradewinds, Mr. Iben was lead Portfolio Manager, CEO, and a founding member of Palladian Capital Management. Before launching Palladian, he worked at Cramblit & Carney, Inc. managing large institutional accounts. Formerly, he was acting CIO at the Farmers Group, responsible for $16 billion of investable assets before his departure in 1996. Mr. Iben received a B.A. in Economics from the University of California at Davis and an M.B.A. from the Marshall School of Business at University of Southern California. In addition, he received his Chartered Financial Analyst designation in 1984 and is a member of the CFA Institute and the CFA Society of Los Angeles, Inc.
Emily Alejos, CFA, Managing Director, Equity Analyst, Portfolio Manager
Emily Alejos is a portfolio manager and an agribusiness and food analyst at Tradewinds. Prior to joining Tradewinds, Emily was with Credit Suisse Asset Management in New York for ten years. During her last few years at CSAM, Emily was a director and portfolio manager/analyst on the firm’s international focus team. For the seven years prior to that, she served as portfolio manager and head of Latin American equities, in addition to serving as a senior member of the firm’s global emerging markets team. Emily began her career as an equity analyst, and then as an emerging markets portfolio manager with emphasis on Latin America, at Bankers Trust in New York and GT Capital in San Francisco.
Emily earned a bachelor’s degree with honors in economics and development studies from Brown University and an MBA and a Certificate in Public Management from Stanford Graduate School of Business. She studied economics at Instituto di Tella in Buenos Aires as well as at L’Institut d’Etudes Politiques, in Paris, while enrolled at the University of Paris/Sorbonne. Emily has earned the Chartered Financial Analyst designation and is a member of the NYSSA and the CFA Institute. She is conversant in French and Spanish.
Michael A. Hart, CFA, Senior Vice President, Fixed Income/Equity Analyst, Portfolio Manager
Mike Hart is a portfolio manager and a special situations and fixed income analyst at Tradewinds. He was formerly the president of Hemisphere Asset Management, an investment management firm he established in 2001.
Prior to founding Hemisphere, Mike was a senior portfolio manager at Scudder Kemper Investments. At Scudder, his responsibilities included managing a $500-million emerging market debt portfolio as well as team-managing a $16-billion fixed income portfolio for an affiliate of Zurich Financial Services. Throughout the 1990s, Mike was a portfolio manager and securities analyst at Farmers Group Inc., where he managed global fixed income and international value equity portfolios. Mike was a member of Farmers’ fixed income and equity investment committees. Mike began his career on the options floor of the Pacific Stock Exchange in San Francisco.
Mike earned a bachelor of science degree in agricultural economics from the University of California, Davis, and an MBA in finance from San Francisco State University. Having earned his Chartered Financial Analyst designation in 1995, Mike is a member of CFA Institute and CFA Society of Los Angeles.

Item 8 (a)(2).	OTHER ACCOUNTS MANAGED

	David Iben	Emily Alejos	Michael Hart
(a) RICs
Number of accts	13	1	2
Assets ($000s)	$6,893,651,485	$51,004,343	$53,384,482

(b) Other pooled accts
Non-performance fee accts
Number of accts	17	3	3
Assets ($000s)	$4,033,647,474	$49,252,619	$49,252,619
(c) Other
Non-performance fee accts
Number of accts	6,087	2,076	2
Assets ($000s)	$96,524,399,397	$999,010,301	$34,099,007
Performance fee accts
Number of accts	3	0	0
Assets ($000s)	$216,365,717	0	0
     POTENTIAL MATERIAL CONFLICTS OF INTEREST
Actual or apparent conflicts of interest may arise when a portfolio manager has day-to-day management responsibilities with respect to more than one account. More specifically, portfolio managers who manage multiple accounts are presented with the following potential conflicts, which are not intended to be an exhaustive list:
•	The management of multiple accounts may result in a portfolio manager devoting unequal time and attention to the management of each account. Tradewinds seeks to manage such competing interests for the time and attention of portfolio managers by having portfolio managers focus on a particular investment discipline. Most accounts managed by a portfolio manager in a particular investment strategy are managed using the same investment models.

•	If a portfolio manager identifies a limited investment opportunity which may be suitable for more than one account, an account may not be able to take full advantage of that opportunity due to an allocation of filled purchase or sale orders across all eligible accounts. To deal with these situations, Tradewinds has adopted procedures for allocating limited opportunities across multiple accounts.

•	With respect to many of its clients’ accounts, Tradewinds determines which broker to use to execute transaction orders, consistent with its duty to seek best execution of the transaction. However, with respect to certain other accounts, Tradewinds may be limited by the client with respect to the selection of brokers or may be instructed to direct trades through a particular broker. In these cases, Tradewinds may place separate, non-simultaneous, transactions for a Fund and other accounts which may temporarily affect the market price of the security or the execution of the transactions, or both, to the detriment of the Fund or the other accounts.

•	The Fund is subject to different regulation than other pooled investment vehicles and other accounts managed by the portfolio managers. As a consequence of this difference in regulatory requirements, the Fund may not be permitted to engage in all the investment techniques or transactions or to engage in these transactions to the same extent as the other accounts managed by the portfolio managers. Finally, the appearance of a conflict of interest may arise where Tradewinds has an incentive, such as a performance-based management fee, which relates to the management of some accounts, with respect to which a portfolio manager has day-to-day management responsibilities.
Tradewinds has adopted certain compliance procedures which are designed to address these types of conflicts common among investment managers. However, there is no guarantee that such procedures will detect each and every situation in which a conflict arises.

Item 8 (a)(3).	FUND MANAGER COMPENSATION
Tradewinds offers a highly competitive compensation structure with the purpose of attracting and retaining the most talented investment professionals. These professionals are rewarded through a combination of cash and long-term incentive compensation as determined by the firm’s Co-Presidents and group heads as appropriate. Total cash compensation (TCC) consists of both a base salary and an annual bonus that can be a multiple of the base salary. The firm annually benchmarks TCC to prevailing industry norms with the objective of achieving competitive levels for all contributing professionals.
Available bonus pool compensation is primarily a function of the firm’s overall annual profitability. Individual bonuses are based primarily on the following:
•	Overall performance of client portfolios
•	Objective review of stock recommendations and the quality of primary research
•	Subjective review of the professional’s contributions to portfolio strategy, teamwork, collaboration and work ethic
To further strengthen our incentive compensation package and to create an even stronger alignment to the long-term success of the firm, Tradewinds has made available to senior investment professionals equity participation opportunities, the values of which are determined by the increase in profitability of Tradewinds over time.
Finally, some of our investment professionals have received additional remuneration as consideration for signing employment agreements. These agreements range from retention agreements to long-term employment contracts with significant non-solicitation and, in some cases, non-compete clauses.

Item 8 (a)(4).	OWNERSHIP OF JGV SECURITIES AS OF DECEMBER 31, 2010

Name of Portfolio		$1 -	$10,001-	$50,001-	$100,001-	$500,001-	Over
Manager	None	$10,000	$50,000	$100,000	$500,000	$1,000,000	$1,000,000
David Iben	X
Emily Alejos				X
Michael Hart					X
ITEM 9. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

		(b)	(c)	(d)*
	(a)	Average	Total Number of Shares	Maximum Number (or
	Total Number of	Price	(or Units) Purchased as	Approximate Dollar Value) of
	Shares (or	Paid Per	Part of Publicly	Shares (or Units) that may yet
	Units)	Share (or	Announced Plans or	be Purchased Under the Plans or
Period*	Purchased	Unit)	Programs	Programs

January 1-31, 2010	0		0	1,915,700
February 1-28, 2010	0		0	1,915,700
March 1-31, 2010	0		0	1,915,700
April 1-30, 2010	0		0	1,915,700
May 1-31, 2010	6,300	15.25	6,300	1,909,400
June 1-30, 2010	0		0	1,909,400
July 1-31, 2010	0		0	1,909,400
August 1-31, 2010	0		0	1,909,400
September 1-30, 2010	0		0	1,909,400
October 1-31, 2010	0		0	1,909,400
November 1-30, 2010	0		0	1,920,000
December 1-31, 2010	0		0	1,920,000
Total	6,300

*	The registrant’s repurchase program, which authorized the repurchase of 1,920,000 shares, was announced October 3, 2009. The program was reauthorized for a maximum repurchase amount of 1,920,000 shares on November 16, 2010. Any repurchases made by the registrant pursuant to the program were made through open-market transactions.
ITEM 10. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.
There have been no material changes to the procedures by which shareholders may recommend nominees to the registrant’s Board implemented after the registrant last provided disclosure in response to this Item.
ITEM 11. CONTROLS AND PROCEDURES.
(a)	The registrant’s principal executive and principal financial officers, or persons performing similar functions, have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”) (17 CFR 270.30a-3(c))) are effective, as of a date within 90 days of the filing date of this report that includes the disclosure required by this paragraph, based on their evaluation of the controls and procedures required by Rule 30a-3(b) under the 1940 Act (17 CFR 270.30a-3(b)) and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934, as amended (the “Exchange Act”) (17 CFR 240.13a-15(b) or 240.15d-15(b)).

(b)	There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act (17 CFR 270.30a-3(d)) that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.
ITEM 12. EXHIBITS.
File the exhibits listed below as part of this Form. Letter or number the exhibits in the sequence indicated.
(a)(1) Any code of ethics, or amendment thereto, that is the subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy the Item 2 requirements through filing of an exhibit: Not applicable because the code is posted on registrant’s website at www.nuveen.com/CEF/Info/Shareholder/ and there were no amendments during the period covered by this report. (To view the code, click on Fund Governance and then Code of Conduct.)
(a)(2) A separate certification for each principal executive officer and principal financial officer of the registrant as required by Rule 30a-2(a) under the 1940 Act (17 CFR 270.30a-2(a)) in the exact form set forth below: Ex-99.CERT Attached hereto.
(a)(3) Any written solicitation to purchase securities under Rule 23c-1 under the 1940 Act (17 CFR 270.23c-1) sent or given during the period covered by the report by or on behalf of the registrant to 10 or more persons. Not applicable.
(b) If the report is filed under Section 13(a) or 15(d) of the Exchange Act, provide the certifications required by Rule 30a-2(b) under the 1940 Act (17 CFR 270.30a-2(b)); Rule 13a-14(b) or Rule 15d-14(b) under the Exchange Act (17 CFR 240.13a-14(b) or 240.15d-14(b)), and Section 1350 of Chapter 63 of Title 18 of the United States Code (18 U.S.C. 1350) as an exhibit. A certification furnished pursuant to this paragraph will not be deemed “filed” for purposes of Section 18 of the Exchange Act (15 U.S.C. 78r), or otherwise subject to the liability of that section. Such certification will not be deemed to be incorporated by reference into any filing under the Securities Act of 1933 or the Exchange Act, except to the extent that the registrant specifically incorporates it by reference. Ex-99.906 CERT attached hereto.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.
(Registrant) Nuveen Global Value Opportunities Fund

By (Signature and Title)	/s/ Kevin J. McCarthy
Kevin J. McCarthy
Vice President and Secretary
Date: March 11, 2011
Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)	/s/ Gifford R. Zimmerman
Gifford R. Zimmerman
Chief Administrative Officer (principal executive officer)
Date: March 11, 2011

By (Signature and Title)	/s/ Stephen D. Foy
Stephen D. Foy
Vice President and Controller (principal financial officer)
Date: March 11, 2011